     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2007
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

PRE-EFFECTIVE AMENDMENT NO. __                                               [ ]

POST-EFFECTIVE AMENDMENT NO. 109                                             [x]

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

AMENDMENT NO. 110                                                            [x]

                                 ---------------

                             WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                525 MARKET STREET
                             SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 ---------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                        WELLS FARGO FUNDS MANAGEMENT, LLC
                          525 MARKET STREET, 12TH FLOOR
                             SAN FRANCISCO, CA 94105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                             MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing pursuant to Rule 485(b), or

[ ]  on [date], pursuant to Rule 485(b)

[ ]  60 days after filing pursuant to Rule 485(a)(1), or

[ ]  on [date], pursuant to Rule 485(a)(1)

[ ]  75 days after filing pursuant to Rule 485(a)(2), or

[x]   on July 1, 2007, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 109 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to introduce certain material changes to the structure of the prospectuses to be utilized for the Wells Fargo Advantage Dow Jones Target Funds and to add five new series to the Trust: the Wells Fargo Advantage Dow Jones Target 2015 Fund, the Wells Fargo Advantage Dow Jones Target 2025 Fund, the Wells Fargo Advantage Dow Jones Target 2035 Fund, the Wells Fargo Advantage Dow Jones Target 2045 Fund and the Wells Fargo Advantage Dow Jones Target 2050 Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                  JULY 1, 2007

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS/SM/ - DOW JONES TARGET DATE FUNDS

Target Today Fund

Target 2010 Fund

Target 2020 Fund

Target 2030 Fund

Target 2040 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                 3
Target Date Funds                    4
Dow Jones Target Date               27
  Indexes and Their
Performance
Description of Principal            29
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management         32
  of the Funds
About Wells Fargo Funds Trust       32
The Investment Adviser              32
The Sub-Adviser and                 33
  Portfolio Managers
Dormant Multi-Manager               34
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes           35
Reductions and Waivers of           37
  Sales Charges
Pricing Fund Shares                 41
How to Open an Account              42
How to Buy Shares                   43
How to Sell Shares                  45
How to Exchange Shares              48
Account Policies                    50

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                       52
Taxes                               53
Master/Gateway (Reg. TM)            54
  Structure
Financial Highlights                56
For More Information        Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; and collectively the Funds are referred to as the Target Date Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors, Inc.

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
CLASS A TICKER: STWRX
CLASS B TICKER: WFOKX
CLASS C TICKER: WFODX

TARGET 2010 FUND
Inception:3/1/1994
CLASS A TICKER: STNRX
CLASS B TICKER: SPTBX
CLASS C TICKER: WFOCX

TARGET 2020 FUND
Inception:3/1/1994
CLASS A TICKER: STTRX
CLASS B TICKER: STPBX
CLASS C TICKER: WFLAX

TARGET 2030 FUND
Inception:3/1/1994
CLASS A TICKER: STHRX
CLASS B TICKER: SGPBX
CLASS C TICKER: WFDMX

TARGET 2040 FUND
Inception:3/1/1994
CLASS A TICKER: STFRX
CLASS B TICKER: SLPBX
CLASS C TICKER: WFOFX

(THESE CLASSES ARE CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

..    The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index.

..    The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index.

..    The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index.

..    The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index.

..    The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. The Funds are designed for investors who are planning to retire, or planning to begin to withdraw a substantial portion of their investment in, or close to, the target year. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally become more conservative as the Fund's target year approaches. Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2040 Fund has the most aggressive asset allocation and the Target Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2040 Fund, even if your expected retirement date is 2040. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the

 4 TARGET DATE FUNDS

Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these Master Portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these Master Portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high quality money market instruments, including U.S. Government obligations, U.S. Government agency securities, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Indexes.

Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Emerging Market Risk
     .    Foreign Investment Risk
     .    Index Tracking Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk
     .    U.S. Government Agency Securities


These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds, and

(2) Generally, the longer an investor's investment time horizon, the greater the investor's risk tolerance. The investor's investments have more time to recoup their losses.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

                                                             TARGET DATE FUNDS 5

[GRAPHIC APPEARS HERE]

                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2040 Fund    90                             35
Target 2030 Fund    80                             25
Target 2020 Fund    60                             15
Target 2010 Fund    38                             5
Target Today Fund   20                                            10

--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As noted above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described on page XX, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides investors with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective. As of March 1, 2007, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. Each Fund reserves the right to change its percentage allocation as it deems necessary to meet its investment objective.

                       TARGET          TARGET         TARGET         TARGET        TARGET
 ASSET CLASS       TODAY INDEX     2010 INDEX     2020 INDEX     2030 INDEX     2040 INDEX
 Stocks                 12%            21%            51%            78%            89%
 Fixed Income           33%            59%            45%            18%             7%
Securities
 Money Market           55%            20%             4%             4%             4%
Securities

 6 TARGET DATE FUNDS

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                              AS OF 12/31 EACH YEAR
1996        1997        1998       1999       2000       2001        2002        2003       2004       2005
6.04%      10.43%      10.14%      4.50%      4.36%      3.31%       -4.03%     11.40%      5.10%      2.29%

     BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET TODAY FUND 7

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/                        %            %             %
 CLASS C/1/                        %            %             %
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET TODAY            %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (reflects no deduction for
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on August 1, 1998. Class C shares incepted on December 1, 1998. Performance shown prior to the inception of Class B and Class C shares reflects the performance of the Class A shares adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 8 TARGET TODAY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from
  your investment)                  CLASS A       CLASS B        CLASS C
  Maximum sales charge                5.75%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
 EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B          CLASS C
  Management Fees/2/                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees           x.xx%            x.xx%            x.xx%
  Other Expenses/3/                   x.xx%            x.xx%            x.xx%
  Acquired Fund Fees and              x.xx%            x.xx%            x.xx%
  Expenses (Underlying Master
  Portfolios)/4/
  TOTAL ANNUAL FUND                   X.XX%            X.XX%            X.XX%
  OPERATING EXPENSES
  Fee Waivers                         x.xx%            x.xx%            x.xx%
  NET EXPENSES/5/                     1.15%            1.90%            1.90%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3    Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             TARGET TODAY FUND 9

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions (to which sales charges do not apply);
          and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                   CLASS A        CLASS B        CLASS C
If you sell your shares at
the end of the period:
   1 Year                             $              $              $
   3 Years                            $              $              $
   5 Years                            $              $              $
  10 Years                            $              $              $
If you do NOT sell your
shares at the end of the
period:
   1 Year                             $              $              $
   3 Years                            $              $              $
   5 Years                            $              $              $
  10 Years                            $              $              $

 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                               AS OF 12/31 EACH YEAR
 1996        1997        1998       1999       2000        2001        2002        2003       2004       2005
10.50%      16.27%      15.67%      9.10%      0.39%       -1.04%      -9.23%     15.56%      6.62%      2.94%

      BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2010 FUND 11

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                 %            %             %
  Returns After Taxes on               %            %             %
  Distributions/2/
  Returns After Taxes on               %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/                            %            %             %
 CLASS C/1/                            %            %             %
 RUSSELL 3000 INDEX/3/                 %            %             %
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 DOW JONES TARGET 2010                 %            %             %
  INDEX/4/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 LEHMAN BROTHERS U.S.                  %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on December 1, 1998. Performance shown prior to the inception of Class B and Class C shares reflects the performance of the Class A shares adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C
  Maximum sales charge              5.75%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLAS B           CLASS C
  Management Fees/2/                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees           0.00%            x.xx%            x.xx%
  Other Expenses/3/                   x.xx%            x.xx%            x.xx%
  Acquired Fund Fees and              x.xx%            x.xx%            x.xx%
  Expenses (Underlying Master
  Portfolios)/4/
  TOTAL ANNUAL FUND                   X.XX%            X.XX%            X.XX%
  OPERATING EXPENSES
  Fee Waivers                         x.xx%            x.xx%            x.xx%
  NET EXPENSES/5/                     1.18%            1.93%            1.93%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3    Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             TARGET 2010 FUND 13

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions (to which sales charges do not apply);
          and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                   CLASS A        CLASS B        CLASS C
If you sell your shares at
the end of the period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $
If you do NOT sell your
shares at the end of the
period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $

 14 TARGET 2010 FUND

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                      CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                                AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000        2001         2002        2003       2004       2005
13.21%      20.90%      19.61%      13.72%       -4.03%      -6.51%      -14.01%     19.66%      8.23%      4.33%

      BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.


                                                             TARGET 2020 FUND 15

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes              %            %             %
  Returns After Taxes on            %            %             %
  Distributions/2/
  Returns After Taxes on            %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/                         %            %             %
 CLASS C/1/                         %            %             %
 RUSSELL 3000 INDEX/3/              %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2020              %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.               %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on December 1, 1998. Performance shown prior to the inception of Class B and Class C shares reflects the performance of the Class A shares adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 16 TARGET 2020 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C
  Maximum sales charge              5.75%         None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/       5.00%          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B          CLASS C
  Management Fees/2/                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees           0.00%            x.xx%            x.xx%
  Other Expenses/3/                   x.xx%            x.xx%            x.xx%
  Acquired Fund Fees and              x.xx%            x.xx%            x.xx%
  Expenses (Underlying Master
  Portfolios)/4/
  TOTAL ANNUAL FUND                   X.XX%            X.XX%            X.XX%
  OPERATING EXPENSES
  Fee Waivers                         x.xx%            x.xx%            x.xx%
  NET EXPENSES/5/                     1.20%            1.95%            1.95%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3    Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             TARGET 2020 FUND 17

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions (to which sales charges do not apply);
          and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                   CLASS A        CLASS B        CLASS C
If you sell your shares at
the end of the period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $
If you do not sell your
shares at the end of the
period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $

 18 TARGET 2020 FUND

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                      CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                                 AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000         2001         2002        2003       2004       2005
15.32%      24.14%      22.40%      16.46%       -5.99%      -10.17%      -16.99%     23.50%      9.87%      5.23%

      BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.


                                                             TARGET 2030 FUND 19

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/                        %            %             %
 CLASS C/1/                        %            %             %
 RUSSELL 3000 INDEX/3/             %            %             %
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 DOW JONES TARGET 2030             %            %             %
  INDEX/4/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on December 1, 1998. Performance shown prior to the inception of Class B and Class C shares reflects the performance of the Class A shares adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 20 TARGET 2030 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C
  Maximum sales charge              5.75%         None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/       5.00%          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B          CLASS C
  Management Fees/2/                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees           0.00%            x.xx%            x.xx%
  Other Expenses/3/                   x.xx%            x.xx%            x.xx%
  Acquired Fund Fees and              x.xx%            x.xx%            x.xx%
  Expenses (Underlying Master
  Portfolios)/4/
  TOTAL ANNUAL FUND                   X.XX%            X.XX%            X.XX%
  OPERATING EXPENSES
  Fee Waivers                         x.xx%            x.xx%            x.xx%
  NET EXPENSES/5/                     1.21%            1.96%            1.96%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3    Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             TARGET 2030 FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions (to which sales charges do not apply);
          and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                   CLASS A        CLASS B        CLASS C
If you sell your shares at
the end of the period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $
If you do NOT sell your
shares at the end of the
period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $

 22 TARGET 2030 FUND

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                       CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                                  AS OF 12/31 EACH YEAR
 1996        1997        1998        1999         2000         2001         2002        2003        2004       2005
18.41%      26.49%      25.17%      21.02%       -10.01%      -13.82%      -20.01%     27.08%      11.18%      6.03%

      BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2040 FUND 23

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/                        %            %             %
 CLASS C/1/                        %            %             %
 RUSSELL 3000 INDEX/3/             %            %             %
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 DOW JONES TARGET 2040             %            %             %
  INDEX/4/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on July 1, 1998. Performance shown prior to the inception of Class B and Class C shares reflects the performance of the Class A shares adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 24 TARGET 2040 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C
  Maximum sales charge              5.75%         None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/       5.00%          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B          CLASS C
  Management Fees/2/                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees           0.00%            x.xx%            x.xx%
  Other Expenses/3/                   x.xx%            x.xx%            x.xx%
  Acquired Fund Fees and              x.xx%            x.xx%            x.xx%
  Expenses (Underlying Master
  Portfolios)/4/
  TOTAL ANNUAL FUND                   X.XX%            X.XX%            X.XX%
  OPERATING EXPENSES
  Fee Waivers                         x.xx%            x.xx%            x.xx%
  NET EXPENSES/5/                     1.22%            1.97%            1.97%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information. All other Class A shares will not have a CDSC.
2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3    Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                             TARGET 2040 FUND 25

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions (to which sales charges do not apply);
          and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                   CLASS A        CLASS B        CLASS C
If you sell your shares at
the end of the period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $
If you do NOT sell your
shares at the end of the
period:
   1 Year                          $              $              $
   3 Years                         $              $              $
   5 Years                         $              $              $
  10 Years                         $              $              $

 26 TARGET 2040 FUND

DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE
--------------------------------------------------------------------------------

While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Indexes based on back-testing (i.e., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.

Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes, Dow Jones Europe/Canada Index, Dow Jones Asia/Pacific Index and Dow Jones Institutional Emerging Markets Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Mortgage Bond and Majors (ex U.S.) Indexes. And the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991 through April 1, 2006 using the aforementioned indexes.

The back-tested performance results have many inherent limitations. Among other things, back-tested performance differs from actual performance because it is achieved through the retroactive application of data that is designed with the benefit of hindsight. Rules used to calculate "prior performance" are not changed. However, Dow Jones does reserve the right to alter the results and the methodologies of their indexes, including style and target indexes in the future. In the event of a change in methodology, it is not standard practice to recalculate or "recast" past performance and the conditions, objectives and investment strategies of the indexes have not changed materially during the time period portrayed above.

Neither Dow Jones nor any of its affiliates makes any representation that the Dow Jones Target Date Indexes will or are likely to achieve performance similar to that shown using back-tested performance information. Actual performance of the Indexes may be materially lower than the back-tested performance. There are frequently significant differences between hypothetical performance results and the actual results subsequently achieved by any particular trading or investment strategy. Among other things, back-tested performance results do not reflect the impact that material economic and market factors might have on the decisions an investment adviser managing an investment strategy based on the Dow Jones Target Date Indexes might make if the adviser were actually managing client assets.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

The equity asset class currently measures the performance of nine sub-asset classes and the fixed income asset class currently measures the performance of four sub-asset classes. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three

                          DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE 27
major asset classes. The potential risk measured by each Index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

                                                               MAJOR ASSET CLASSES
                   EQUITY COMPONENT                       FIXED INCOME COMPONENT                 CASH COMPONENT
                    1. Dow Jones U.S. Large-Cap Growth     1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                       Index                                  Bond Index                             Treasury-Bill Index
                    2. Dow Jones U.S. Large-Cap Value      2. Lehman Brothers Corporate
                       Index                                  Bond Index
                    3. Dow Jones U.S. Mid-Cap Growth       3. Lehman Brothers Fixed Rate
                       Index                                  Mortgage Backed Securities Index
                    4. Dow Jones U.S. Mid-Cap Value        4. Lehman Brothers Majors (ex-U.S.)
                       Index                                  Index
                    5. Dow Jones U.S. Small-Cap Growth
                       Index
 SUB-ASSET CLASSES
                    6. Dow Jones U.S. Small-Cap Value
                       Index
                    7. Dow Jones Asia/Pacific Index
                    8. Dow Jones Europe/Canada Index
                    9. Dow Jones Institutional Emerging
                       Markets Index

The Dow Jones Target Date Indexes' systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes' early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/1/ for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

 28 DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the overall Funds' description earlier and are further described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK           When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                             Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                             Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK         Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                             Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK             The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                             For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

EMERGING MARKET RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                             Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                             developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2)
                             issued by companies for which the principal securities trading market is an emerging market country.
FOREIGN INVESTMENT RISK      Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository
                             Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and
                             Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
INDEX TRACKING RISK          The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal half-year ended December 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

Global Index Advisors, Inc.(GIA), located at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.

Rodney H. Alldredge          Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                             GIA in 1994 and currently serves as co-portfolio manager and senior analyst of GIA. Mr.
                             Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since 1989. Education: B.S.,
                             Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.       Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                             1994 and currently serves as co-portfolio manager and chairman/chief executive officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                             Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                             of Florida.
James P. Lauder              Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief operating officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                             Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                             South Alabama; M.B.A.,Goizueta Business School, Emory University.

--------------------------------------------------------------------------------
DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. Specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                         CLASS A                         CLASS B                           CLASS C
 INITIAL SALES CHARGE    5.75%                          None. Your entire investment      None. Your entire investment
                                                        goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED    None (except that a charge      5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)    of 1% applies to certain        reaches 0% at the beginning       one year after purchase.
                        redemptions made within         of the 7th year.
                        one year, and effective
                        February 1, 2008, within
                        eighteen months, following
                        purchases of $1 million or
                        more without an initial sales
                        charge).
 ONGOING DISTRIBUTION   None.                                0.75%                               0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM       None. Volume reductions         $ 100,000                         $ 1,000,000
                        given upon providing
                        adequate proof of eligibility.
 ANNUAL EXPENSES        Lower ongoing expenses          Higher ongoing expenses           Higher ongoing expenses
                        than Classes B and C.           than Class A because of           than Class A because of
                                                        higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE     Not applicable.                 Yes. Converts to Class A          No. Does not convert to
                                                        shares after a certain            Class A shares, so annual
                                                        number of years depending         expenses do not decrease.
                                                        on the Fund, so annual
                                                        expenses decrease.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                                                    A CHOICE OF SHARE CLASSES 35

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                  CHARGE AS %             CHARGE AS %
                                  OF PUBLIC             OF NET AMOUNT
 AMOUNT OF PURCHASE             OFFERING PRICE             INVESTED
  Less than $50,000                    5.75%                  6.10%
  $50,000 to $99,999                   4.75%                  4.99%
  $100,000 to $249,999                 3.75%                  3.90%
  $250,000 to $499,999                 2.75%                  2.83%
  $500,000 to $999,999                 2.00%                  2.04%
  $1,000,000 and over/1/               0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                       CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN      1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS     8 YEARS
 CDSC                 5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%        A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

 36 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

..    You pay no sales charges on Fund shares you buy with reinvested distributions.

..    You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

..    You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

..    You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

..    You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

..    By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

..    RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!



                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 37

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

     .    individual accounts;
     .    joint accounts;
     . IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
     .    Section 403(b) accounts; and
     . accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

     .    Section 529 college savings plan accounts;
     . accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
     . accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

..    Current and retired employees, directors/trustees and officers of:
     .    WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
     .    Wells Fargo & Company and its affiliates; and
     . family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

..    Current employees of:
     .    the Fund's transfer agent;
     .    broker-dealers who act as selling agents;
     . family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
     . each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

..    Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

..    Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

..    Section 529 college savings plan accounts.

 38 REDUCTIONS AND WAIVERS OF SALES CHARGES

..    Insurance company separate accounts.

..    Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

..    Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

..    Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
..    You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

..    We waive the CDSC for all redemptions made because of scheduled (Internal
     Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


..    We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

..    We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

..  For Class B shares purchased after May 18, 1999 for former Norwest Advantage
   Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
     . withdrawals are made by participating in the Systematic Withdrawal Plan; and
     . withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

..    We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

..    We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:

 FUND                       CLASS B           CLASS C
 Target Today Fund            0.75%             0.75%
 Target 2010 Fund             0.75%             0.75%
 Target 2020 Fund             0.75%             0.75%
 Target 2030 Fund             0.75%             0.75%
 Target 2040 Fund             0.75%             0.75%

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 39

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 40 REDUCTIONS AND WAIVERS OF SALES CHARGES

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 41

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     .    through a brokerage account with an approved selling agent; or

     . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

NOTE: The Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds' Class A, Class B and Class C shares are closed to certain new investors, therefore you cannot open an account in these Funds unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.

 42 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts               $1,000                                            $100
 Automatic Investment Plans     $50                                               $50
 IRAs, IRA rollovers, Roth      $250                                              $100
  IRAs
 UGMA/UTMA accounts             $50                                               $50
 Employer Sponsored             no minimum                                        no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment representative
 Representative
----------------------------- -------------------------------------------------- --------------------------------------
 By Mail
-----------------------------
                              . Complete and sign your account application.      . Enclose a voided check (for
                                                                                 checking accounts) or a deposit
                              . Mail the application with your check made        slip (savings accounts).
                                payable to the Fund to Investor Services at:     Alternatively, include a note
                                                REGULAR MAIL                     with your name, the Fund name,
                                                                                 and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                     . Mail the deposit slip or note
                                           Boston, MA 02266-8266                 with your check made payable
                                                                                 to the Fund to the address on
                                               OVERNIGHT ONLY                    the left.
                              -------------------------------------------------- --------------------------------------

                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
----------------------------- --------------------------------------------------

 By Telephone                 A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             . Investor Services at
                              bank information on file. If you do not              1-800-222-8222 or
                              currently have an account, refer to the section    . 1-800-368-7550 for the
                              on buying shares by mail or wire.                    automated phone system
----------------------------- -------------------------------------------------- --------------------------------------
 In Person                    Investors are welcome to visit the Investor        See instructions shown to the left.
                              Center in person to ask questions or conduct
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              --------------------------------------------------

                                                            HOW TO BUY SHARES 43

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire       . Complete, sign and mail your account         To buy additional shares, instruct
--------------   application (refer to the section on         your bank or financial institution to
                 buying shares by mail)                       use the same wire instructions
                                                              shown to the left.
                                                              --------------------------------------
               . Provide the following instructions to your
                 financial institution:
                 State Street Bank & Trust
                 Boston, MA
                 Bank Routing Number: ABA 011000028
                 Wire Purchase Account: 9905-437-1
                 Attention: WELLS FARGO ADVANTAGE FUNDS
                 (Name of Fund, Account
                 Number and any applicable
                 share class)
                 Account Name: Provide your
                 name as registered on the
                 Fund account
               ---------------------------------------------
 By Internet    A new account may not be opened by            . To buy additional shares or buy
--------------  Internet unless you have another Wells Fargo    shares of a new Fund, visit our
                Advantage Fund account with your bank           Web site at www.wellsfargo.com/
                information on file. If you do not currently    advantagefunds.
                have an account, refer to the section on      . Subsequent online purchases
                buying shares by mail or wire.                  have a minimum of $100 and a
                ---------------------------------------------   maximum of $100,000.
                                                              --------------------------------------

GENERAL NOTES FOR BUYING SHARES

     . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     . INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     . NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     . MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

 44 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------  ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------  ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
 Representative
------------------------  ----------------------------------------------------------------------
 By Mail                  . Send a Letter of Instruction providing your name, account
------------------------    number, the Fund from which you wish to redeem and the
                            dollar amount you wish to receive (or write "Full Redemption"
                            to redeem your remaining account balance) to the address
                            below.
                          . Make sure all account owners sign the request exactly as their names appear on the account application.
                          . A medallion guarantee may be required under certain
                            circumstances (see "General Notes for Selling Shares").
                                                     REGULAR MAIL
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  . To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------  . Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          . Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          . There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                Investors are welcome to visit the Investor Center in person to ask
------------------------  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.

                                                           HOW TO SELL SHARES 45

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             . Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer    use the automated phone system 1-800-368-7550.
(EFT)
                            . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                              application or subsequently in writing.
                            . Redemption requests may not be made by phone if the
                              address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            . A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                              or transferred to a linked bank account.
                            . Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                            . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                            . Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     . CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

     . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

     . RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT

 46 HOW TO SELL SHARES
          or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

     . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 47

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:

     . Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

     . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

..    You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for federal income tax purposes.

..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

..    Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

 48 HOW TO EXCHANGE SHARES

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 49

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

..    AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

..    AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     .    must have a Fund account valued at $10,000 or more;
     .    must have your distributions reinvested; and
     .    may not simultaneously participate in the Automatic Investment Plan.

..    PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 50 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 51

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

..    AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

..    CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

..    BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

..    DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 52 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 53

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE:The Portfolio seeks to approximate the total return of the
 PORTFOLIO                      fixed income portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES:The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                                investment results, before expenses.The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                                Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                                Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

 54 MASTER/GATEWAY (Reg. TM) STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.
 MONEY MARKET PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Portfolio invests 100% of its total assets in high-quality, short-term money market instruments. The Portfolio may invest, without limitation, in high-quality, short-term
                                U.S. dollar-denominated obligations of foreign issuers.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State
Street Corporation and an affiliate of State Street Bank and Trust Company.

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the gateway funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                           MASTER/GATEWAY (Reg. TM) STRUCTURE 55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

 56 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:                2006            2005            2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.20          $10.17           $8.96            $9.79            $9.94
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.20            0.17            0.15             0.21             0.29
  Net realized and
   unrealized gain (loss)
   on investments                      0.23            0.05            1.22            (0.66)           (0.09)
                                   --------        --------         -------          -------          -------
  Total from investment
   operations                          0.43            0.22            1.37            (0.45)            0.20
                                   --------        --------         -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.20)          (0.16)          (0.16)           (0.22)           (0.29)
  Distributions from net
   realized capital gain              (0.15)          (0.03)           0.00            (0.16)           (0.06)
                                   --------        --------         -------          -------          -------
  Total from distributions            (0.35)          (0.19)          (0.16)           (0.38)           (0.35)
                                   --------        --------         -------          -------          -------
NET ASSET VALUE, END OF
PERIOD                               $10.28          $10.20          $10.17            $8.96            $9.79
                                   ========        ========        ========          =======          =======
 TOTAL RETURN/1/                       4.31%           2.23%          15.41%           (4.63)%           2.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $38,547         $39,418         $39,856          $33,299          $41,543
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  1.25%           1.27%           1.28%            1.30%            1.30%
  Ratio of net investment
   income (loss) to
   average net assets                  1.96%           1.73%           1.58%            2.12%            2.85%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           1.38%           1.34%           1.36%            1.60%            1.63%
  Portfolio turnover rate/3/             36%            106%             33%              53%              51%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 57

TARGET TODAY FUND
CLASS B SHARES - COMMENCED ON AUGUST 1, 1998
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB.29,          FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:                2006            2005            2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.39          $10.35           $9.12            $9.96           $10.11
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.13            0.10            0.09             0.15             0.23
  Net realized and
   unrealized gain (loss)
   on investments                      0.23            0.05            1.24            (0.66)           (0.08)
                                   --------        --------         -------          -------         --------
  Total from investment
   operations                          0.36            0.15            1.33            (0.51)            0.15
                                   --------        --------         -------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.12)          (0.08)          (0.10)           (0.17)           (0.24)
  Distributions from net
   realized capital gain              (0.15)          (0.03)           0.00            (0.16)           (0.06)
                                   --------        --------         -------          -------         --------
  Total from distributions            (0.27)          (0.11)          (0.10)           (0.33)           (0.30)
                                   --------        --------         -------          -------         --------
NET ASSET VALUE, END OF
PERIOD                               $10.48          $10.39          $10.35            $9.12            $9.96
                                   ========        ========        ========          =======         ========
 TOTAL RETURN/1/                       3.50%           1.49%          14.65%           (5.15)%           1.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $14,778         $19,690         $22,616          $19,428          $16,678
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%           2.02%           1.95%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  1.21%           0.97%           0.91%            1.60%            2.31%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.12%           2.09%           2.11%            2.28%            2.26%
  Portfolio turnover rate/3/             36%            106%             33%              53%              51%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 58 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB.29,          FEB.28,         FEB.28,
FOR THE PERIOD ENDED:                2006            2005            2004            2003            2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.36          $10.33           $9.11           $9.94          $10.09
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.13            0.10            0.08            0.16            0.23
  Net realized and
   unrealized gain (loss)
   on investments                      0.23            0.05            1.24           (0.66)          (0.08)
                                   --------        --------         -------         -------        --------
  Total from investment
   operations                          0.36            0.15            1.32           (0.50)           0.15
                                   --------        --------         -------         -------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.12)          (0.09)          (0.10)          (0.17)          (0.24)
  Distributions from net
   realized capital gain              (0.15)          (0.03)           0.00           (0.16)          (0.06)
                                   --------        --------         -------         -------        --------
  Total from distributions            (0.27)          (0.12)          (0.10)          (0.33)          (0.30)
                                   --------        --------         -------         -------        --------
NET ASSET VALUE, END OF
PERIOD                               $10.45          $10.36          $10.33           $9.11           $9.94
                                   ========        ========        ========         =======        ========
 TOTAL RETURN/1/                       3.52%           1.43%          14.61%          (5.06)%          1.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $10,774         $13,680         $13,800          $7,822          $7,678
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%           2.02%           1.96%           1.80%           1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  1.21%           0.98%           0.88%           1.61%           2.32%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.12%           2.09%           2.10%           2.23%           2.26%
  Portfolio turnover rate/3/             36%            106%             33%             53%             51%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 59

TARGET 2010 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:                2006            2005            2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $12.48          $12.22          $10.25           $11.65           $12.22
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.23            0.18            0.15             0.19             0.28
  Net realized and
   unrealized gain (loss)
   on investments                      0.44            0.25            1.98            (1.33)           (0.45)
                                   --------        --------        --------         --------         ---------
  Total from investment
   operations                          0.67            0.43            2.13            (1.14)           (0.17)
                                   --------        --------        --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.21)          (0.17)          (0.16)           (0.20)           (0.27)
  Distributions from net
   realized capital gain              (0.03)           0.00            0.00            (0.06)           (0.13)
                                   --------        --------        --------         --------         ---------
  Total from distributions            (0.24)          (0.17)          (0.16)           (0.26)           (0.40)
                                   --------        --------        --------         --------         ---------
NET ASSET VALUE, END OF
PERIOD                               $12.91          $12.48          $12.22           $10.25           $11.65
                                   ========        ========        ========         ========         =========
 TOTAL RETURN/1/                       5.39%           3.60%          20.94%           (9.86)%          (1.43)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $74,437         $82,296         $88,910          $68,977          $89,878
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  1.25%           1.27%           1.28%            1.30%            1.30%
  Ratio of net investment
   income (loss) to
   average net assets                  1.72%           1.52%           1.36%            1.69%            2.25%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           1.33%           1.30%           1.33%            1.44%            1.53%
  Portfolio turnover rate/3/             38%             81%             31%              65%              39%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 60 FINANCIAL HIGHLIGHTS

TARGET 2010 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:                2006            2005            2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $12.48          $12.23          $10.26           $11.66           $12.23
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.14            0.11            0.08             0.13             0.20
  Net realized and
   unrealized gain (loss)
   on investments                      0.44            0.22            1.98            (1.33)           (0.43)
                                   --------        --------        --------         --------         ---------
  Total from investment
   operations                          0.58            0.33            2.06            (1.20)           (0.23)
                                   --------        --------        --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.11)          (0.08)          (0.09)           (0.14)           (0.21)
  Distributions from net
   realized capital gain              (0.03)           0.00            0.00            (0.06)           (0.13)
                                   --------        --------        --------         --------         ---------
  Total from distributions            (0.14)          (0.08)          (0.09)           (0.20)           (0.34)
                                   --------        --------        --------         --------         ---------
NET ASSET VALUE, END OF
PERIOD                               $12.92          $12.48          $12.23           $10.26           $11.66
                                   ========        ========        ========         ========         =========
 TOTAL RETURN/1/                       4.64%           2.70%          20.16%          (10.34)%          (1.92)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $19,711         $26,480         $34,284          $32,831          $41,166
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%           2.02%           1.95%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  0.98%           0.76%           0.70%            1.19%            1.73%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.08%           2.05%           2.09%            2.13%            2.12%
  Portfolio turnover rate/3/             38%             81%             31%              65%              39%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 61

TARGET 2010 FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period

                                   FEB. 28,       FEB. 28,       FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:               2006           2005           2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                           $12.59         $12.33         $10.35           $11.75           $12.32
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.14           0.11           0.07             0.13             0.20
  Net realized and
   unrealized gain (loss)
   on investments                     0.45           0.22           2.00            (1.33)           (0.43)
                                  --------       --------       --------         --------         --------
  Total from investment
   operations                         0.59           0.33           2.07            (1.20)           (0.23)
                                  --------       --------       --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.11)         (0.07)         (0.09)           (0.14)           (0.21)
  Distributions from net
   realized capital gain             (0.03)          0.00           0.00            (0.06)           (0.13)
                                  --------       --------       --------         --------         --------
  Total from distributions           (0.14)         (0.07)         (0.09)           (0.20)           (0.34)
                                  --------       --------       --------         --------         --------
NET ASSET VALUE, END OF
PERIOD                              $13.04         $12.59         $12.33           $10.35           $11.75
                                  ========       ========       ========         ========         ========
 TOTAL RETURN/1/                      4.69%          2.72%         20.13%          (10.29)%          (1.90)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $4,729         $5,724         $8,190           $5,631           $5,919
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                 2.00%          2.02%          1.96%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                 0.97%          0.76%          0.67%            1.18%            1.74%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/          2.08%          2.05%          2.08%            2.21%            2.12%
  Portfolio turnover rate/3/            38%            81%            31%              65%              39%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 62 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period

                                     FEB.28,         FEB. 28,         FEB. 29,          FEB. 28,           FEB. 28,
FOR THE PERIOD ENDED:                2006             2005             2004              2003               2002
NET ASSET VALUE, BEGINNING
OF PERIOD                             $13.44           $12.96           $10.36            $12.29            $13.28
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                               0.19             0.16             0.14              0.14              0.13
  Net realized and
   unrealized gain (loss)
   on investments                       0.80             0.47             2.60             (1.93)            (0.87)
                                    --------         --------         --------          --------          ---------
  Total from investment
   operations                           0.99             0.63             2.74             (1.79)            (0.74)
                                    --------         --------         --------          --------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.19)           (0.15)           (0.14)            (0.14)            (0.14)
  Distributions from net
   realized capital gain                0.00             0.00             0.00              0.00             (0.11)
                                    --------         --------         --------          --------          ---------
  Total from distributions             (0.19)           (0.15)           (0.14)            (0.14)            (0.25)
                                    --------         --------         --------          --------          ---------
NET ASSET VALUE, END OF
PERIOD                                $14.24           $13.44           $12.96            $10.36            $12.29
                                    ========         ========         ========          ========          =========
 TOTAL RETURN/1/                        7.44%            4.92%           26.58%           (14.65)%           (5.57)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $155,896         $151,258         $139,981          $105,206           $137,265
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                   1.25%            1.27%            1.28%             1.30%             1.30%
  Ratio of net investment
   income (loss) to
   average net assets                   1.39%            1.31%            1.16%             1.16%             1.35%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/            1.32%            1.31%            1.32%             1.42%             1.50%
  Portfolio turnover rate/3/              30%              60%              31%               62%               29%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 63

TARGET 2020 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:                2006            2005            2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $13.33          $12.85          $10.28           $12.18           $13.17
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.10            0.08            0.06             0.07             0.07
  Net realized and
   unrealized gain (loss)
   on investments                      0.77            0.45            2.57            (1.90)           (0.87)
                                   --------        --------        --------         --------         ---------
  Total from investment
   operations                          0.87            0.53            2.63            (1.83)           (0.80)
                                   --------        --------        --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.08)          (0.05)          (0.06)           (0.07)           (0.08)
  Distributions from net
   realized capital gain               0.00            0.00            0.00             0.00            (0.11)
                                   --------        --------        --------         --------         ---------
  Total from distributions            (0.08)          (0.05)          (0.06)           (0.07)           (0.19)
                                   --------        --------        --------         --------         ---------
NET ASSET VALUE, END OF
PERIOD                               $14.12          $13.33          $12.85           $10.28           $12.18
                                   ========        ========        ========         ========         =========
 TOTAL RETURN/1/                       6.58%           4.13%          25.71%          (15.04)%          (6.09)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $18,833         $25,378         $32,803          $31,052          $43,280
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%           2.02%           1.95%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  0.66%           0.55%           0.51%            0.66%            0.85%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.06%           2.07%           2.08%            2.13%            2.08%
  Portfolio turnover rate/3/             30%             60%             31%              62%              29%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 64 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period

                                   FEB. 28,       FEB. 28,       FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:               2006           2005           2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                           $13.43         $12.93         $10.34           $12.26           $13.25
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.09           0.09           0.06             0.07             0.07
  Net realized and
   unrealized gain (loss)
   on investments                     0.79           0.44           2.60            (1.92)           (0.87)
                                  --------       --------       --------         --------         --------
  Total from investment
   operations                         0.88           0.53           2.66            (1.85)           (0.80)
                                  --------       --------       --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.08)         (0.03)         (0.07)           (0.07)           (0.08)
  Distributions from net
   realized capital gain              0.00           0.00           0.00             0.00            (0.11)
                                  --------       --------       --------         --------         --------
  Total from distributions           (0.08)         (0.03)         (0.07)           (0.07)           (0.19)
                                  --------       --------       --------         --------         --------
NET ASSET VALUE, END OF
PERIOD                              $14.23         $13.43         $12.93           $10.34           $12.26
                                  ========       ========       ========         ========         ========
 TOTAL RETURN/1/                      6.64%          4.09%         25.79%          (15.12)%          (6.06)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $3,887         $4,155         $8,040           $5,330           $6,767
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                 2.00%          2.02%          1.96%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                 0.65%          0.54%          0.47%            0.66%            0.83%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/          2.07%          2.07%          2.07%            2.20%            2.08%
  Portfolio turnover rate/3/            30%            60%            31%              62%              29%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 65

TARGET 2030 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period

                                    FEB. 28,         FEB. 28,         FEB. 29,          FEB. 28,          FEB. 28,
FOR THE PERIOD ENDED:                2006             2005             2004              2003              2002
NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.21           $13.53           $10.48           $13.34            $15.13
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.16/5/             0.16             0.13             0.11              0.12
  Net realized and
   unrealized gain (loss)
   on investments                       1.05             0.67             3.17            (2.40)            (1.43)
                                   ---------         --------         --------         --------          ---------
  Total from investment
   operations                           1.21             0.83             3.30            (2.29)            (1.31)
                                   ---------         --------         --------         --------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.15)           (0.15)           (0.13)           (0.12)            (0.12)
  Distributions from net
   realized capital gain               (0.23)            0.00            (0.12)           (0.45)            (0.36)
                                   ---------         --------         --------         --------          ---------
  Total from distributions             (0.38)           (0.15)           (0.25)           (0.57)            (0.48)
                                   ---------         --------         --------         --------          ---------
NET ASSET VALUE, END OF
PERIOD                                $15.04           $14.21           $13.53           $10.48            $13.34
                                   =========         ========         ========         ========          =========
 TOTAL RETURN/1/                        8.63%            6.17%           31.73%          (17.40)%           (8.68)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $110,900         $109,923         $106,449          $75,953           $100,884
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                   1.25%            1.27%            1.28%            1.30%             1.30%
  Ratio of net investment
   income (loss) to
   average net assets                   1.08%            1.17%            1.15%            0.88%             0.81%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/            1.34%            1.31%            1.33%            1.52%             1.57%
  Portfolio turnover rate/3/              24%              48%              27%              68%               27%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

 66 FINANCIAL HIGHLIGHTS

TARGET 2030 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:                2006            2005            2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $13.97          $13.31          $10.32           $13.13           $14.88
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                           0.05/5/            0.06            0.06             0.04             0.05
  Net realized and
   unrealized gain (loss)
   on investments                      1.04            0.64            3.11            (2.35)           (1.39)
                                  ---------        --------        --------         --------         ---------
  Total from investment
   operations                          1.09            0.70            3.17            (2.31)           (1.34)
                                  ---------        --------        --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.04)          (0.04)          (0.06)           (0.05)           (0.05)
  Distributions from net
   realized capital gain              (0.23)           0.00           (0.12)           (0.45)           (0.36)
                                  ---------        --------        --------         --------         ---------
  Total from distributions            (0.27)          (0.04)          (0.18)           (0.50)           (0.41)
                                  ---------        --------        --------         --------         ---------
NET ASSET VALUE, END OF
PERIOD                               $14.79          $13.97          $13.31           $10.32           $13.13
                                  =========        ========        ========         ========         =========
 TOTAL RETURN/1/                       7.86%           5.28%          30.82%          (17.76)%          (9.10)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $12,518         $16,372         $21,131          $20,319          $27,913
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%           2.02%           1.94%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  0.35%           0.43%           0.50%            0.38%            0.30%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.09%           2.06%           2.09%            2.21%            2.17%
  Portfolio turnover rate/3/             24%             48%             27%              68%              27%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 67

TARGET 2030 FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period

                                   FEB. 28,       FEB. 28,       FEB. 29,         FEB. 28,         FEB. 28,
FOR THE PERIOD ENDED:               2006           2005           2004             2003             2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $14.00        $13.32         $10.33           $13.14           $14.90
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                           0.05/5/          0.05           0.06             0.05             0.04
  Net realized and
   unrealized gain (loss)
   on investments                      1.05          0.65           3.12            (2.36)           (1.39)
                                  ---------      --------       --------         --------         --------
  Total from investment
   operations                          1.10          0.70           3.18            (2.31)           (1.35)
                                  ---------      --------       --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.05)        (0.02)         (0.07)           (0.05)           (0.05)
  Distributions from net
   realized capital gain              (0.23)         0.00          (0.12)           (0.45)           (0.36)
                                  ---------      --------       --------         --------         --------
  Total from distributions            (0.28)        (0.02)         (0.19)           (0.50)           (0.41)
                                  ---------      --------       --------         --------         --------
NET ASSET VALUE, END OF
PERIOD                               $14.82        $14.00         $13.32           $10.33           $13.14
                                  =========      ========       ========         ========         ========
 TOTAL RETURN/1/                       7.89%         5.26%         30.88%          (17.78)%          (9.12)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $3,159        $2,991         $5,559           $2,791           $3,412
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%         2.02%          1.96%            1.80%            1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  0.33%         0.43%          0.45%            0.39%            0.29%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.10%         2.07%          2.08%            2.44%            2.17%
  Portfolio turnover rate/3/             24%           48%            27%              68%              27%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

 68 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period

                                    FEB. 28,         FEB. 28,         FEB. 29,          FEB. 28,           FEB. 28,
FOR THE PERIOD ENDED:                2006             2005             2004              2003               2002
NET ASSET VALUE, BEGINNING
OF PERIOD                             $15.27           $14.40           $10.65            $13.55            $15.50
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.14/5/          0.14/5/          0.12/5/           0.08/5/              0.03
  Net realized and
   unrealized gain (loss)
   on investments                       1.42             0.86             3.75             (2.81)            (1.80)
                                   ---------        ---------        ---------         ---------          ---------
  Total from investment
   operations                           1.56             1.00             3.87             (2.73)            (1.77)
                                   ---------        ---------        ---------         ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.14)           (0.13)           (0.12)            (0.08)             0.00
  Distributions from net
   realized capital gain                0.00             0.00             0.00             (0.09)            (0.18)
                                   ---------        ---------        ---------         ---------          ---------
  Total from distributions             (0.14)           (0.13)           (0.12)            (0.17)            (0.18)
                                   ---------        ---------        ---------         ---------          ---------
NET ASSET VALUE, END OF
PERIOD                                $16.69           $15.27           $14.40            $10.65            $13.55
                                   =========        =========        =========         =========          =========
 TOTAL RETURN/1/                       10.28%            6.98%           36.52%           (20.24)%          (11.45)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $163,232         $165,145         $156,806          $111,546          $169,829
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                   1.25%            1.27%            1.27%             1.30%             1.30%
  Ratio of net investment
   income (loss) to
   average net assets                   0.92%            1.01%            0.95%             0.65%             0.24%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/            1.27%            1.28%            1.33%             1.49%             1.55%
  Portfolio turnover rate/3/              11%              29%              18%               54%               14%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 69

TARGET 2040 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,         FEB. 29,         FEB. 28,          FEB. 28,
FOR THE PERIOD ENDED:                2006            2005             2004             2003              2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $14.72           $13.86          $10.28           $13.08            $15.05
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                           0.03/5/          0.04/5/         0.04/5/          0.02/5/             (0.05)
  Net realized and
   unrealized gain (loss)
   on investments                      1.36             0.82            3.61            (2.70)            (1.74)
                                  ---------        ---------       ---------        ---------          --------
  Total from investment
   operations                          1.39             0.86            3.65            (2.68)            (1.79)
                                  ---------        ---------       ---------        ---------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.01)            0.00           (0.07)           (0.03)             0.00
  Distributions from net
   realized capital gain               0.00             0.00            0.00            (0.09)            (0.18)
                                  ---------        ---------       ---------        ---------          --------
  Total from distributions            (0.01)            0.00           (0.07)           (0.12)            (0.18)
                                  ---------        ---------       ---------        ---------          --------
NET ASSET VALUE, END OF
PERIOD                               $16.10           $14.72          $13.86           $10.28            $13.08
                                  =========        =========       =========        =========          ========
 TOTAL RETURN/1/                       9.47%            6.20%          35.58%          (20.60)%          (11.93)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $19,547          $27,229         $42,603          $43,980           $67,290
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%            2.02%           1.94%            1.80%             1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  0.19%            0.26%           0.31%            0.15%            (0.27)%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.02%            2.03%           2.09%            2.23%             2.14%
  Portfolio turnover rate/3/             11%              29%             18%              54%               14%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

 70 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND
CLASS C SHARES - COMMENCED ON JULY 1, 1998
For a share outstanding throughout each period

                                   FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,          FEB. 28,
FOR THE PERIOD ENDED:               2006            2005            2004             2003              2002
NET ASSET VALUE, BEGINNING
OF PERIOD                            $14.71          $13.86          $10.28          $13.09            $15.06
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                           0.03/5/         0.04/5/         0.03/5/         0.02/5/             (0.04)
  Net realized and
   unrealized gain (loss)
   on investments                      1.36            0.81            3.62           (2.71)            (1.75)
                                  ---------       ---------       ---------       ---------          --------
  Total from investment
   operations                          1.39            0.85            3.65           (2.69)            (1.79)
                                  ---------       ---------       ---------       ---------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.02)           0.00           (0.07)          (0.03)             0.00
  Distributions from net
   realized capital gain               0.00            0.00            0.00           (0.09)            (0.18)
                                  ---------       ---------       ---------       ---------          --------
  Total from distributions            (0.02)           0.00           (0.07)          (0.12)            (0.18)
                                  ---------       ---------       ---------       ---------          --------
NET ASSET VALUE, END OF
PERIOD                               $16.08          $14.71          $13.86          $10.28            $13.09
                                  =========       =========       =========       =========          ========
 TOTAL RETURN/1/                       9.49%           6.13%          35.62%         (20.66)%          (11.92)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $3,376          $3,681          $5,146          $3,767            $5,432
  Ratios to average net
   assets/2/:
  Ratio of expenses to
   average net assets                  2.00%           2.02%           1.94%           1.80%             1.80%
  Ratio of net investment
   income (loss) to
   average net assets                  0.17%           0.26%           0.28%           0.15%            (0.27)%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           2.02%           2.03%           2.08%           2.31%             2.14%
  Portfolio turnover rate/3/             11%             29%             18%             54%               14%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 71

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
    (Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                        www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

SUBJECT TO COMPLETION

With respect to the Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund, and Target 2050 Fund, the information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

[GRAPHIC APPEARS HERE]

                                  JULY 1, 2007

                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS/SM/ - DOW JONES TARGET DATE FUNDS

Target Today Fund

Target 2010 Fund

Target 2015 Fund

Target 2020 Fund

Target 2025 Fund

Target 2030 Fund

Target 2035 Fund

Target 2040 Fund

Target 2045 Fund

Target 2050 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                 3
Target Date Funds                    4
Dow Jones Target Date               28
  Indexes and Their
Performance
Description of Principal            30
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management         33
  of the Funds
About Wells Fargo Funds Trust       33
The Investment Adviser              33
The Sub-Adviser and                 34
  Portfolio Managers
Dormant Multi-Manager               35
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                 36
How to Buy Shares                   38
How to Sell Shares                  40
How to Exchange Shares              42
Account Policies                    44

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                       46
Taxes                               46
Master/Gateway (Reg. TM)            47
  Structure
Financial Highlights                50
For More Information        Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund; and collectively the Funds are referred to as the Target Date Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
Ticker: WOTDX

TARGET 2010 FUND
Inception:3/1/1994
Ticker: WFOAX

TARGET 2015 FUND
Inception:6/XX/2007
Ticker:

TARGET 2020 FUND
Inception:3/1/1994
Ticker: WFOBX

TARGET 2025 FUND
Inception:6/XX/2007
Ticker:

TARGET 2030 FUND
Inception:3/1/1994
Ticker: WFOOX

TARGET 2035 FUND
Inception:6/XX/2007
Ticker:

TARGET 2040 FUND
Inception:3/1/1994
Ticker: WFOSX

TARGET 2045 FUND
Inception:6/XX/2007
Ticker:

TARGET 2050 FUND
Inception:6/XX/2007
Ticker:

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

..    The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index.

..    The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index.

..    The Target 2015 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2015 Index.

..    The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index.

..    The Target 2025 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2025 Index.

..    The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index.

..    The Target 2035 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2035 Index.

..    The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index.

..    The Target 2045 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2045 Index.

..    The Target 2050 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2050 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. The Funds are designed for investors who are planning to retire, or planning to begin to withdraw a substantial portion of their investment in, or close to, the target year. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally become more conservative as the

 4 TARGET DATE FUNDS

Fund's target year approaches. Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2050 Fund has the most aggressive asset allocation and the Target Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2050 Fund, even if your expected retirement date is 2050. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these Master Portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these Master Portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high quality money market instruments, including U.S. Government obligations, U.S. Government agency securities, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Indexes.

Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Emerging Market Risk
     .    Foreign Investment Risk
     .    Index Tracking Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk
     .    U.S. Government Agency Securities

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds, and

                                                             TARGET DATE FUNDS 5

(2) Generally, the longer an investor's investment time horizon, the greater the investor's risk tolerance. The investor's investments have more time to recoup their losses.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]

                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2050 Fund
Target 2045 Fund
Target 2040 Fund    90                             35
Target 2035 Fund
Target 2030 Fund    80                             25
Target 2025 Fund
Target 2020 Fund    60                             15
Target 2015 Fund
Target 2010 Fund    38                             5
Target Today Fund   20                                            10

--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As noted above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described on page XX, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides investors with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.

 6 TARGET DATE FUNDS

As of March 1, 2007, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. Each Fund reserves the right to change its percentage allocation as it deems necessary to meet its investment objective.

                  TARGET      TARGET      TARGET      TARGET     TARGET       TARGET      TARGET      TARGET      TARGET      TARGET
 ASSET CLASS TODAY INDEX  2010 INDEX  2015 INDEX  2020 INDEX  2025 INDEX  2030 INDEX  2035 INDEX  2040 INDEX  2045 INDEX  2050 INDEX
 Stocks            12%         21%         33%         51%         66%         78%         86%         89%         89%         89%
Fixed Income      33%         59%         63%         45%         30%        18%         10%          7%          7%          7%
 Securities
Money Market      55%         20%          4%          4%          4%         4%          4%          4%          4%          4%
 Securities

                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                              AS OF 12/31 EACH YEAR
1996        1997        1998       1999       2000       2001        2002        2003       2004        2005
6.04%      10.43%      10.14%      4.32%      4.62%      3.54%       -3.73%     11.89%      5.43%      2.76%

       BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

 8 TARGET TODAY FUND

AVERAGE ANNUAL TOTAL
RETURNS AS OF
December 31, 2006                  1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET TODAY            %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Institutional Class shares incepted on June 30, 2004. Performance shown prior to June 30, 2004, for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.

5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.62%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                               CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                               AS OF 12/31 EACH YEAR
 1996        1997        1998       1999       2000        2001        2002        2003       2004       2005
10.50%      16.27%      15.67%      8.91%      0.42%       -0.76%      -8.98%     15.99%      7.01%      3.44%

        BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2010 FUND 11

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2010             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Institutional Class shares incepted on June 30, 2004. Performance shown prior to June 30, 2004, for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.65%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2010 FUND 13

TARGET 2015 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.66%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 14 TARGET 2015 FUND

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                 CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                                AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000        2001         2002        2003       2004       2005
13.21%      20.90%      19.61%      13.79%       -3.83%      -6.30%      -13.76%     20.01%      8.81%      4.87%

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2020 FUND 15

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2020             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Institutional Class shares incepted on June 30, 2004. Performance shown prior to June 30, 2004, for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 16 TARGET 2020 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.67%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2020 FUND 17

TARGET 2025 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
 (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.67%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 18 TARGET 2025 FUND

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                 CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                                 AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000        2001         2002        2003        2004       2005
15.32%      24.14%      22.40%      16.33%       -5.74%      -9.95%      -16.69%     23.75%      10.38%      5.71%

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2030 FUND 19

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2030             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Institutional Class shares incepted on June 30, 2004. Performance shown prior to June 30, 2004, for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 20 TARGET 2030 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
 (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.68%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2030 FUND 21

TARGET 2035 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.69%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 22 TARGET 2035 FUND

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                  CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                                 AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000         2001         2002        2003        2004       2005
18.41%      26.49%      25.17%      20.97%       -9.69%      -13.52%      -19.77%     27.49%      11.64%      6.55%

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2040 FUND 23

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2040             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
 AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Institutional Class shares incepted on June 30, 2004. Performance shown prior to June 30, 2004, for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 24 TARGET 2040 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATINGEXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.69%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2040 FUND 25

TARGET 2045 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.70%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 26 TARGET 2045 FUND

TARGET 2050 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.70%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

                                                             TARGET 2050 FUND 27

DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE
--------------------------------------------------------------------------------

While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Indexes based on back-testing (i.e., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.

Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes, Dow Jones Europe/Canada Index, Dow Jones Asia/Pacific Index and Dow Jones Institutional Emerging Markets Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Mortgage Bond and Majors (ex U.S.) Indexes. And the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991 through April 1, 2006 using the aforementioned indexes.

The back-tested performance results have many inherent limitations. Among other things, back-tested performance differs from actual performance because it is achieved through the retroactive application of data that is designed with the benefit of hindsight. Rules used to calculate "prior performance" are not changed. However, Dow Jones does reserve the right to alter the results and the methodologies of their indexes, including style and target indexes in the future. In the event of a change in methodology, it is not standard practice to recalculate or "recast" past performance and the conditions, objectives and investment strategies of the indexes have not changed materially during the time period portrayed above.

Neither Dow Jones nor any of its affiliates makes any representation that the Dow Jones Target Date Indexes will or are likely to achieve performance similar to that shown using back-tested performance information. Actual performance of the Indexes may be materially lower than the back-tested performance. There are frequently significant differences between hypothetical performance results and the actual results subsequently achieved by any particular trading or investment strategy. Among other things, back-tested performance results do not reflect the impact that material economic and market factors might have on the decisions an investment adviser managing an investment strategy based on the Dow Jones Target Date Indexes might make if the adviser were actually managing client assets.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

The equity asset class currently measures the performance of nine sub-asset classes and the fixed income asset class currently measures the performance of four sub-asset classes. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three

 28 DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE major asset classes. The potential risk measured by each Index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

                                                               MAJOR ASSET CLASSES
                    EQUITY COMPONENT                       FIXED INCOME COMPONENT                 CASH COMPONENT
                    1. Dow Jones U.S. Large-Cap Growth     1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                       Index                                  Bond Index                             Treasury-Bill Index
                    2. Dow Jones U.S. Large-Cap Value      2. Lehman Brothers Corporate
                       Index                                  Bond Index
                    3. Dow Jones U.S. Mid-Cap Growth       3. Lehman Brothers Fixed Rate
                       Index                                  Mortgage Backed Securities Index
                    4. Dow Jones U.S. Mid-Cap Value        4. Lehman Brothers Majors (ex-U.S.)
                       Index                                  Index
                    5. Dow Jones U.S. Small-Cap Growth
                       Index
 SUB-ASSET CLASSES
                    6. Dow Jones U.S. Small-Cap Value
                       Index
                    7. Dow Jones Asia/Pacific Index
                    8. Dow Jones Europe/Canada Index
                    9. Dow Jones Institutional Emerging
                       Markets Index

The Dow Jones Target Date Indexes' systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes' early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/1/ for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

                          DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE 29

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the overall Funds' description earlier and are further described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK           When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                             Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                             Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK         Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                             Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK             The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                             For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKET RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                             Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                             developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2)
                             issued by companies for which the principal securities trading market is an emerging market country.
FOREIGN INVESTMENT RISK      Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository
                             Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and
                             Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
INDEX TRACKING RISK          The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal half-year ended December 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

Global Index Advisors, Inc.(GIA), located at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.

Rodney H. Alldredge          Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                             GIA in 1994 and currently serves as co-portfolio manager and senior analyst of GIA. Mr.
                             Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since 1989. Education: B.S.,
                             Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.       Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                             1994 and currently serves as co-portfolio manager and chairman/chief executive officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                             Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                             of Florida.
James P. Lauder              Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief operating officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                             Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                             South Alabama; M.B.A.,Goizueta Business School, Emory University.

--------------------------------------------------------------------------------
DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 36 PRICING FUND SHARES

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                          PRICING FUND SHARES 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

..    Employee benefit plan programs that have at least $100 million in plan assets;

..    Broker-dealer managed account or wrap programs that charge an asset-based fee; have program assets of at least $100 million and trade via omnibus accounts;

..    Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

..    Internal Revenue Code Section 529 college savings plan accounts;

..    Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOS and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS);

..    Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

..    Institutions who invest a minimum initial amount of $5 million in a Fund;
     and

..    Under certain circumstances and for certain groups as detailed in the
     Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                            -----------------------------------------------  ----------------------------------------
 SHARES DIRECTLY
---------------------------
 Through Your Investment     Contact your investment representative           Contact your investment representative
 Representative
--------------------------- -----------------------------------------------  ----------------------------------------

 By Telephone or Internet    A new account may not be opened by                To buy additional shares or to buy
---------------------------  telephone or internet unless the institution      shares in a new Fund:
                             has another Wells Fargo Advantage Fund
                             account. If the institution does not currently  . Call Investor Services at 1-800-
                             have an account, contact your investment          222-8222 or
                             representative.
                             ----------------------------------------------- . Call 1-800-368-7550 for the
                                                                               automated phone system or

                                                                             . visit our Web site at
                                                                               www.wellsfargo.com/advantagefunds
                                                                             ------------------------------------

 38 HOW TO BUY SHARES

 INSTITUTIONS
 PURCHASING           OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
 SHARES DIRECTLY      ------------------                      --------------------
 ---------------
 By Wire     .  Complete and sign the Institutional Class     To buy additional shares, instruct
------------    account application shown to the left.        your bank or financial institution to
                                                              use the same wire instructions
                                                              --------------------------------------
             .  Call Investor Services at 1-800-222-8222 for
                faxing instructions

             .  Use the following wiring instructions:
                State Street Bank & Trust
                Boston, MA
                Bank Routing Number: ABA 011000028
                Wire Purchase Account: 9905-437-1
                Attention: WELLS FARGO ADVANTAGE FUNDS
                (Name of Fund, Account Number and any
                applicable share class)
                Account Name: Provide your name as
                 registered on the Fund account
             -----------------------------------------------
 In Person   Investors are welcome to visit the Investor     See instructions shown to the left.
------------ Center in person to ask questions or conduct
             any Fund transaction. The Investor Center is
             located at 100 Heritage Reserve, Menomonee
             Falls, Wisconsin 53051.
             ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

     . MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

     . RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

     . PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

     . SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

     . U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     . EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 39

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
  DIRECTLY                     ---------------------------------------------------------------------
 -----------------------------
 Through Your Investment       Contact your investment representative
  Representative               ---------------------------------------------------------------------
 -----------------------------
 By Telephone /               . To speak with an investor services representative call 1-800-
 Electronic Funds Transfer      222-8222 or use the automated phone system at 1-800-368-7550.
 (EFT)                        . Redemptions processed by EFT to a linked Wells Fargo Bank
-----------------------------   account occur same day for Wells Fargo Advantage money
                                market funds, and next day for all other WELLS FARGO ADVANTAGE
                                FUNDS.
                              . Transfers made to a Wells Fargo Bank Account are made
                                available sooner than transfers to an unaffiliated institution.
                              . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                NOTE: Telephone transactions such as redemption requests
                                made over the phone generally require only one of the
                                account owners to call unless you have instructed us
                                otherwise.
                              ---------------------------------------------------------------------
 By Wire                      . To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              . Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              . Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.


GENERAL NOTES FOR SELLING SHARES:

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

     . RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 40 HOW TO SELL SHARES
          coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 41

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment.

..    You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for federal income tax purposes.

..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

 42 HOW TO EXCHANGE SHARES
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 43

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

 44 ACCOUNT POLICIES
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 45

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 46 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE:The Portfolio seeks to approximate the total return of the
 PORTFOLIO                      fixed income portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES:The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                                investment results, before expenses.The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                                Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                                Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

                                           MASTER/GATEWAY (Reg. TM) STRUCTURE 47

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.
 MONEY MARKET PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Portfolio invests 100% of its total assets in high-quality, short-term money market instruments. The Portfolio may invest, without limitation, in high-quality, short-term
                                U.S. dollar-denominated obligations of foreign issuers.

 48 MASTER/GATEWAY (Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State
Street Corporation and an affiliate of State Street Bank and Trust Company.

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the gateway funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                           MASTER/GATEWAY (Reg. TM) STRUCTURE 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

 50 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND
INSTITUTIONAL CLASS/3 /SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                                FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                            2006               2005
 NET ASSET VALUE, BEGINNING OF PERIOD         $      10.37       $      10.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.26               0.14
  Net realized and unrealized gain (loss)
   on investments                                     0.22               0.29
                                              ------------       ------------
  Total from investment operations                    0.48               0.43
                                              ------------       ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.25)             (0.12)
  Distributions from net realized capital
   gain                                              (0.15)             (0.03)
  Return of capital                                   0.00               0.00
                                              ------------       ------------
 Total distributions                                 (0.40)             (0.15)
                                              ------------       ------------
 NET ASSET VALUE, END OF PERIOD               $      10.45       $      10.37
                                              ============       ============
 TOTAL RETURN/1/                                      4.76%              4.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $      9,721       $      6,640
  Ratio of net investment income (loss) to
   average net assets                                 2.46%              2.41%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,4/                                      0.93%              0.91%
  Waived fees and reimbursed expenses
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses          0.75%              0.75%
  Portfolio turnover rate                               36%               106%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Select Class.
4    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 51

TARGET 2010 FUND
INSTITUTIONAL CLASS/3/ SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                                FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                            2006               2005
 NET ASSET VALUE, BEGINNING OF PERIOD         $      12.57       $      12.08
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.28               0.15
  Net realized and unrealized gain (loss)
   on investments                                     0.46               0.47
                                              ------------       ------------
  Total from investment operations                    0.74               0.62
                                              ------------       ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.27)             (0.13)
  Distributions from net realized capital
   gain                                              (0.03)              0.00
  Return of capital                                   0.00               0.00
                                              ------------       ------------
 Total distributions                                 (0.30)             (0.13)
                                              ------------       ------------
 NET ASSET VALUE, END OF PERIOD               $      13.01       $      12.57
                                              ============       ============
 TOTAL RETURN/1/                                      5.97%              5.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $     25,023       $     25,512
  Ratio of net investment income (loss) to
   average net assets                                 2.23%              2.20%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,4/                                      0.88%              0.87%
  Waived fees and reimbursed expenses
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses          0.75%              0.75%
  Portfolio turnover rate                               38%                81%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Select Class.
4    Ratios shown for periods of less than one year are annualized.

 52 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND
INSTITUTIONAL CLASS/3/ SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                                FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                            2006               2005
 NET ASSET VALUE, BEGINNING OF PERIOD         $      10.37       $      10.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.26               0.14
  Net realized and unrealized gain (loss)
   on investments                                     0.22               0.29
                                              ------------       ------------
  Total from investment operations                    0.48               0.43
                                              ------------       ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.25)             (0.12)
  Distributions from net realized capital
   gain                                              (0.15)             (0.03)
  Return of capital                                   0.00               0.00
                                              ------------       ------------
 Total distributions                                 (0.40)             (0.15)
                                              ------------       ------------
 NET ASSET VALUE, END OF PERIOD               $      10.45       $      10.37
                                              ============       ============
 TOTAL RETURN/1/                                      4.76%              4.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $      9,721       $      6,640
  Ratio of net investment income (loss) to
   average net assets                                 2.46%              2.41%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,4/                                      0.93%              0.91%
  Waived fees and reimbursed expenses
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses          0.75%              0.75%
  Portfolio turnover rate                               36%               106%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Select Class.
4    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 53

TARGET 2030 FUND
INSTITUTIONAL CLASS/3/ SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                                FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                            2006               2005
 NET ASSET VALUE, BEGINNING OF PERIOD         $      10.37       $      10.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.26               0.14
  Net realized and
unrealized gain (loss) on investments                 0.22/4/            0.29
                                              ------------       ------------
  Total from investment operations                    0.48               0.43
                                              ------------       ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.25)             (0.12)
  Distributions from net realized capital
   gain                                              (0.15)             (0.03)
  Return of capital                                   0.00               0.00
                                              ------------       ------------
 Total distributions                                 (0.40)             (0.15)
                                              ------------       ------------
 NET ASSET VALUE, END OF PERIOD               $      10.45       $      10.37
                                              ============       ============
 TOTAL RETURN/1/                                      4.76%              4.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $      9,721       $      6,640
  Ratio of net investment income (loss) to
   average net assets                                 2.46%              2.41%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,5/                                      0.93%              0.91%
  Waived fees and reimbursed expenses
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses          0.75%              0.75%
  Portfolio turnover rate                               36%               106%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Select Class.
4    Calculated based upon average shares outstanding.
5    Ratios shown for periods of less than one year are annualized.

 54 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND
INSTITUTIONAL CLASS/3/ SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period

                                                FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                            2006               2005
 NET ASSET VALUE, BEGINNING OF PERIOD         $      10.37       $      14.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.26/4/           0.154/4/
  Net realized and unrealized gain (loss)
   on investments                                     0.22               1.06
                                              ------------       ------------
  Total from investment operations                    0.48               1.21
                                              ------------       ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income           (0.25)             (0.21)
  Distributions from net realized capital
   gain                                              (0.15)              0.00
  Return of capital                                   0.00               0.00
                                              -------------      ------------
 Total distributions                                 (0.40)              0.21)
                                              -------------      ------------
 NET ASSET VALUE, END OF PERIOD               $      10.45       $      15.47
                                              =============      ============
 TOTAL RETURN/1/                                      4.76%              8.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $      9,721       $     14,712
  Ratio of net investment income (loss) to
   average net assets                                 2.46%              0.75%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,5/                                      0.93%              1.55%
  Waived fees and reimbursed expenses
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses          0.75%                29%
  Portfolio turnover rate                               36%              0.85%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Select Class.
4    Calculated based upon average shares outstanding.
5    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 55

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                            Printed on Recycled paper
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
    (Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                        www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

SUBJECT TO COMPLETION

With respect to the Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund, and Target 2050 Fund, the information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

[GRAPHIC APPEARS HERE]

                                  JULY 1, 2007

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS/SM/ - DOW JONES TARGET DATE FUNDS

Target Today Fund
Target 2010 Fund
Target 2015 Fund
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                 3
Target Date Funds                    4
Dow Jones Target Date               28
  Indexes and Their
Performance
Description of Principal            30
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management         33
  of the Funds
About Wells Fargo Funds Trust       33
The Investment Adviser              33
The Sub-Adviser and                 34
  Portfolio Managers
Dormant Multi-Manager               35
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                 36
How to Open an Account              37
How to Buy Shares                   38
How to Sell Shares                  40
How to Exchange Shares              43
Account Policies                    45

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                       47
Taxes                               48
Master/Gateway (Reg. TM)            49
  Structure
Financial Highlights                52
For More Information        Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund; and collectively the Funds are referred to as the Target Date Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
Ticker: WFBTX

TARGET 2010 FUND
Inception:3/1/1994
Ticker: WFCTX

TARGET 2015 FUND
Inception:6/XX/2007
Ticker:

TARGET 2020 FUND
Inception:3/1/1994
Ticker: WFDTX

TARGET 2025 FUND
Inception:6/XX/2007
Ticker:

TARGET 2030 FUND
Inception:3/1/1994
Ticker: WFETX

TARGET 2035 FUND
Inception:6/XX/2007
Ticker:

TARGET 2040 FUND
Inception:3/1/1994
Ticker: WFFTX

TARGET 2045 FUND
Inception:6/XX/2007
Ticker:

TARGET 2050 FUND
Inception:6/XX/2007
Ticker:

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

..    The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index.

..    The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index.

..    The Target 2015 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2015 Index.

..    The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index.

..    The Target 2025 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2025 Index.

..    The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index.

..    The Target 2035 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2035 Index.

..    The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index.

..    The Target 2045 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2045 Index.

..    The Target 2050 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2050 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. The Funds are designed for investors who are planning to retire, or planning to begin to withdraw a substantial portion of their investment in, or close to, the target year. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally become more conservative as the

 4 TARGET DATE FUNDS

Fund's target year approaches. Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2050 Fund has the most aggressive asset allocation and the Target Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2050 Fund, even if your expected retirement date is 2050. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these Master Portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these Master Portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high quality money market instruments, including U.S. Government obligations, U.S. Government agency securities, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Indexes.

Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Emerging Market Risk
     .    Foreign Investment Risk
     .    Index Tracking Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk
     .    U.S. Government Agency Securities

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds, and

                                                             TARGET DATE FUNDS 5

(2) Generally, the longer an investor's investment time horizon, the greater the investor's risk tolerance. The investor's investments have more time to recoup their losses.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]

                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2050 Fund
Target 2045 Fund
Target 2040 Fund    90                             35
Target 2035 Fund
Target 2030 Fund    80                             25
Target 2025 Fund
Target 2020 Fund    60                             15
Target 2015 Fund
Target 2010 Fund    38                              5
Target Today Fund   20                                            10

--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As noted above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described on page XX, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides investors with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.

 6 TARGET DATE FUNDS

As of March 1, 2007, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. Each Fund reserves the right to change its percentage allocation as it deems necessary to meet its investment objective.

                TARGET       TARGET      TARGET      TARGET     TARGET      TARGET      TARGET      TARGET      TARGET     TARGET
 ASSET CLASS  TODAY INDEX  2010 INDEX  2015 INDEX  2020 INDEX  2025 INDEX  2030 INDEX  2035 INDEX  2040 INDEX  2045 INDEX 2050 INDEX
 Stocks            12%         21%         33%         51%         66%          78%         86%         89%         89%        89%
 Fixed Income
Securities         33%         59%         63%         45%         30%          18%         10%          7%          7%         7%
 Money Market
Securities         55%         20%          4%          4%          4%           4%          4%          4%          4%         4%

                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                 CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                                              AS OF 12/31 EACH YEAR
1996        1997        1998       1999       2000       2001        2002        2003       2004       2005
6.04%      10.43%      10.14%      4.50%      4.36%      3.31%       -4.03%     11.40%      5.10%      2.29%

     BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

 8 TARGET TODAY FUND

 AVERAGE ANNUAL TOTAL RETURNS
AS OF December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS /1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET TODAY            %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to January 31, 2007, for the Investor Class shares reflects the performance of the Fund's Class A shares, and includes sales charges that are not applicable to, and expenses that are lower than, those of the Investor Class shares. The Class A shares' returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.91%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                                             AS OF 12/31 EACH YEAR
 1996        1997        1998       1999       2000        2001        2002        2003       2004       2005
10.50%      16.27%      15.67%      9.10%      0.39%       -1.04%      -9.23%     15.56%      6.62%      2.94 %

     BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2010 FUND 11

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2010             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to January 31, 2007, for the Investor Class shares reflects the performance of the Fund's Class A shares, and includes sales charges that are not applicable to, and expenses that are lower than, those of the Investor Class shares. The Class A shares' returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.94%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2010 FUND 13

TARGET 2015 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.95%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 14 TARGET 2015 FUND

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                   CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                                                AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000        2001         2002        2003       2004       2005
13.21%      20.90%      19.61%      13.72%       -4.03%      -6.51%      -14.04%     19.66%      8.23%      4.33%

     BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2020 FUND 15

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2020             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to January 31, 2007, for the Investor Class shares reflects the performance of the Fund's Class A shares, and includes sales charges that are not applicable to, and expenses that are lower than, those of the Investor Class shares. The Class A shares' returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 16 TARGET 2020 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.96%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2020 FUND 17

TARGET 2025 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.96%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 18 TARGET 2025 FUND

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                    CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                                                 AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000         2001         2002        2003       2004       2005
15.32%      24.14%      22.40%      16.46%       -5.99%      -10.17%      -16.99%     23.50%      9.87%      5.23%

     BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2030 FUND 19

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2030             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to January 31, 2007, for the Investor Class shares reflects the performance of the Fund's Class A shares, and includes sales charges that are not applicable to, and expenses that are lower than, those of the Investor Class shares. The Class A shares' returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 20 TARGET 2030 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.97%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2030 FUND 21

TARGET 2035 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.98%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 22 TARGET 2035 FUND

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                     CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                                                  AS OF 12/31 EACH YEAR
 1996        1997        1998        1999         2000         2001         2002        2003        2004       2005
18.41%      26.49%      25.17%      21.02%       -10.01%      -13.82%      -20.01%     27.08%      11.18%      6.03%

     BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2040 FUND 23

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2040             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to January 31, 2007, for the Investor Class shares reflects the performance of the Fund's Class A shares, and includes sales charges that are not applicable to, and expenses that are lower than, those of the Investor Class shares. The Class A shares' returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio and their returns differ only to the extent that the Classes do not have the same fees and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 24 TARGET 2040 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.98%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2040 FUND 25

TARGET 2045 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 TARGET 2045 FUND ANNUAL
FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.99%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 26 TARGET 2045 FUND

TARGET 2050 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 TARGET 2050 FUND ANNUAL
FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.99%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

                                                             TARGET 2050 FUND 27

DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE
--------------------------------------------------------------------------------

While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Indexes based on back-testing (i.e., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.

Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes, Dow Jones Europe/Canada Index, Dow Jones Asia/Pacific Index and Dow Jones Institutional Emerging Markets Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Mortgage Bond and Majors (ex U.S.) Indexes. And the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991 through April 1, 2006 using the aforementioned indexes.

The back-tested performance results have many inherent limitations. Among other things, back-tested performance differs from actual performance because it is achieved through the retroactive application of data that is designed with the benefit of hindsight. Rules used to calculate "prior performance" are not changed. However, Dow Jones does reserve the right to alter the results and the methodologies of their indexes, including style and target indexes in the future. In the event of a change in methodology, it is not standard practice to recalculate or "recast" past performance and the conditions, objectives and investment strategies of the indexes have not changed materially during the time period portrayed above.

Neither Dow Jones nor any of its affiliates makes any representation that the Dow Jones Target Date Indexes will or are likely to achieve performance similar to that shown using back-tested performance information. Actual performance of the Indexes may be materially lower than the back-tested performance. There are frequently significant differences between hypothetical performance results and the actual results subsequently achieved by any particular trading or investment strategy. Among other things, back-tested performance results do not reflect the impact that material economic and market factors might have on the decisions an investment adviser managing an investment strategy based on the Dow Jones Target Date Indexes might make if the adviser were actually managing client assets.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

The equity asset class currently measures the performance of nine sub-asset classes and the fixed income asset class currently measures the performance of four sub-asset classes. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three

 28 DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE major asset classes. The potential risk measured by each Index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

                                                               MAJOR ASSET CLASSES
                    EQUITY COMPONENT                       FIXED INCOME COMPONENT                 CASH COMPONENT
                    1. Dow Jones U.S. Large-Cap Growth     1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                       Index                                  Bond Index                             Treasury-Bill Index
                    2. Dow Jones U.S. Large-Cap Value      2. Lehman Brothers Corporate
                       Index                                  Bond Index
                    3. Dow Jones U.S. Mid-Cap Growth       3. Lehman Brothers Fixed Rate
                       Index                                  Mortgage Backed Securities Index
                    4. Dow Jones U.S. Mid-Cap Value        4. Lehman Brothers Majors (ex-U.S.)
                       Index                                  Index
                    5. Dow Jones U.S. Small-Cap Growth
 SUB-ASSET CLASSES
                       Index
                    6. Dow Jones U.S. Small-Cap Value
                       Index
                    7. Dow Jones Asia/Pacific Index
                    8. Dow Jones Europe/Canada Index
                    9. Dow Jones Institutional Emerging
                       Markets Index

The Dow Jones Target Date Indexes' systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes' early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/1/ for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

                          DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE 29

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the overall Funds' description earlier and are further described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK           When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                             Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                             Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK         Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                             Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK             The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                             For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKET RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                             Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                             developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2)
                             issued by companies for which the principal securities trading market is an emerging market country.
FOREIGN INVESTMENT RISK      Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository
                             Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and
                             Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
INDEX TRACKING RISK          The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal half-year ended December 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

Global Index Advisors, Inc.(GIA), located at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.

Rodney H. Alldredge      Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                         GIA in 1994 and currently serves as co-portfolio manager and senior analyst of GIA. Mr.
                         Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since 1989. Education: B.S.,
                         Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.   Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                         1994 and currently serves as co-portfolio manager and chairman/chief executive officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                         Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                         of Florida.
James P. Lauder          Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief operating officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                         Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                         South Alabama; M.B.A.,Goizueta Business School, Emory University.

--------------------------------------------------------------------------------
DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 36 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     .    through a brokerage account with an approved selling agent; or

     . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- ---------------------------------------
 Regular accounts               $2,500                                             $100
 Automatic Investment Plans     $50                                                $50
 IRAs, IRA rollovers, Roth      $1,000                                             $100
  IRAs
 UGMA/UTMA accounts             $1,000                                             $50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- ---------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment representative
 Representative
----------------------------- -------------------------------------------------- ---------------------------------------
 By Mail
-----------------------------
                               . Complete and sign your account application.     . Enclose a voided check (for checking
                                                                                 accounts) or a deposit slip (savings
                               . Mail the application with your check made       accounts). Alternatively, include a
                                 payable to the Fund to Investor Services at:    note with your name, the Fund name,
                                                REGULAR MAIL                     and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                     . Mail the deposit slip or note
                                           Boston, MA 02266-8266                 with your check made payable
                                                                                 to the Fund to the address on
                                               OVERNIGHT ONLY                    the left.
                              -------------------------------------------------- ---------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
-----------------------------
 By Telephone                 A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             . Investor Services at
                              bank information on file. If you do not            1-800-222-8222 or
                              currently have an account, refer to the section    . 1-800-368-7550 for the
                              on buying shares by mail or wire.                  automated phone system
----------------------------- -------------------------------------------------- ---------------------------------------
 In Person                    Investors are welcome to visit the Investor        See instructions shown to the left.
                              Center in person to ask questions or conduct
                              any Fund transaction. The Investor Center is
                              located at 100 Heritage Reserve, Menomonee
                              Falls, Wisconsin 53051.
                              -------------------------------------------------- ---------------------------------------

 38 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire        . Complete, sign and mail your account        To buy additional shares, instruct
--------------    application (refer to the section on        your bank or financial institution to
                  buying shares by mail)                      use the same wire instructions
                                                              shown to the left.
                                                             ---------------------------------------
               .  Provide the following instructions to your
                  financial institution:
                  State Street Bank & Trust
                  Boston, MA
                  Bank Routing Number: ABA 011000028
                  Wire Purchase Account: 9905-437-1
                  Attention: WELLS FARGO ADVANTAGE FUNDS
                  (Name of Fund, Account Number and any
                   applicable share class)
                  Account Name: Provide your name as
                   registered on the Fund account
               ---------------------------------------------
 By Internet    You may open an account on-line and fund      . To buy additional shares or buy
--------------  your account with an Electronic Funds           shares of a new Fund, visit our
                Transfer from your bank account, by Federal     Web site at www.wellsfargo.com/
                Wire, or by sending us a check. Visit           advantagefunds.
                www.wellsfargo.com/advantagefunds.            . Subsequent online purchases
                                                                have a minimum of $100 and a
                                                                maximum of $100,000.
              ---------------------------------------------  --------------------------------------

GENERAL NOTES FOR BUYING SHARES

     . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     . INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     . NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     . MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 39

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ----------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
  Representative
------------------------- ----------------------------------------------------------------------
 By Mail                  .  Send a Letter of Instruction providing your name, account number,
-------------------------    the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining account balance) to the address below.
                          .  Make sure all account owners sign the request exactly as their names appear on the account application.
                          .  A medallion guarantee may be required under certain circumstances
                             (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                  .  To arrange for a Federal Funds wire, call 1-800-222-8222.
------------------------- .  Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          .  Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                          .  There is a $10 fee for each request.
                          ----------------------------------------------------------------------
 By Internet              Visit our Web site at www.wellsfargo.com/advantagefunds.
------------------------- Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                          ----------------------------------------------------------------------
 In Person                Investors are welcome to visit the Investor Center in person to ask
------------------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

 40 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             .  Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer     use the automated phone system 1-800-368-7550.
 (EFT)                      .  Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing.
                            .  Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            .  A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                               or transferred to a linked bank account.
                            .  Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.
                            .  Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                            .  Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                               NOTE: Telephone transactions such as redemption requests
                               made over the phone generally require only one of the
                               account owners to call unless you have instructed us
                               otherwise.
--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     . REDEMPTION FEES.Your redemption proceeds are net of any applicable redemption fees.

     . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

     . TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

                                                           HOW TO SELL SHARES 41
          not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

     . RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

     . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 42 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment. Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

..    You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for federal income tax purposes.

..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds

                                                       HOW TO EXCHANGE SHARES 43

Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 44 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

.. AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

.. AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

..  SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account.
   To participate in this plan, you:
     .    must have a Fund account valued at $10,000 or more;
     .    must have your distributions reinvested; and
     .    may not simultaneously participate in the Automatic Investment Plan.

..    PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 45

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 46 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

..    AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

..    CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

..    BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

..    DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 47

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 48 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME        INVESTMENT OBJECTIVE:The Portfolio seeks to approximate the total return of the
 PORTFOLIO                      fixed income portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES:The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                                investment results, before expenses.The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                                Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                                Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

                                           MASTER/GATEWAY (Reg. TM) STRUCTURE 49

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.
 MONEY MARKET PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Portfolio invests 100% of its total assets in high-quality, short-term money market instruments. The Portfolio may invest, without limitation, in high-quality, short-term
                                U.S. dollar-denominated obligations of foreign issuers.

 50 MASTER/GATEWAY (Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State
Street Corporation and an affiliate of State Street Bank and Trust Company.

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the gateway funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                           MASTER/GATEWAY (Reg. TM) STRUCTURE 51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

 52 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period

                                                           FEB. 28,
 FOR THE PERIOD ENDED:                                      2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
  Net realized and unrealized gain (loss)
   on investments
                                                          ------------
  Total from investment operations
                                                          ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income
  Distributions from net realized capital gain
                                                          ------------
  Total distributions
                                                          ------------
 NET ASSET VALUE, END OF PERIOD                           $
                                                          ============
 TOTAL RETURN/2/                                                     %
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $
  Ratio of net investment income (loss) to
   average net assets/3/                                             %
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3, 4/                                                    %
  Waived fees and reimbursed expenses/3/                             %
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses/3/                      %
  Portfolio turnover rate/5/                                         %

1 For the period from January 31, 2007, (commencement of Class) to February 28, 2007.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 53

TARGET 2010 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period

                                                           FEB. 28,
 FOR THE PERIOD ENDED:                                      2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
  Net realized and unrealized gain (loss)
   on investments
                                                          ------------
  Total from investment operations
                                                          ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income
  Distributions from net realized capital
   gain
                                                          ------------
  Total distributions
                                                          ------------
 NET ASSET VALUE, END OF PERIOD                           $
                                                          ============
 TOTAL RETURN/2/                                                     %
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $
  Ratio of net investment income (loss) to
   average net assets/3/                                             %
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3, 4/                                                    %
  Waived fees and reimbursed expenses/3/                             %
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses/3/                      %
  Portfolio turnover rate/5/                                         %

1 For the period from January 31, 2007, (commencement of Class) to February 28, 2007.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 54 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period

                                                           FEB. 28,
 FOR THE PERIOD ENDED:                                      2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
  Net realized and unrealized gain (loss)on
   investments
                                                          ------------
  Total from investment operations
                                                          ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income
  Distributions from net realized capital
   gain
                                                          ------------
  Total distributions
                                                          ------------
 NET ASSET VALUE, END OF PERIOD                           $
                                                          ============
 TOTAL RETURN/2/                                                     %
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $
  Ratio of net investment income (loss) to
   average net assets/3/                                             %
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3, 4/                                                    %
  Waived fees and reimbursed expenses/3/                             %
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/3/                                                       %
  Portfolio turnover rate/5/                                         %

1 For the period from January 31, 2007, (commencement of Class) to February 28, 2007.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 55

TARGET 2030 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period

                                                           FEB. 28,
 FOR THE PERIOD ENDED:                                      2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
  Net realized and unrealized gain (loss)on
   investments
                                                          ------------
  Total from investment operations
                                                          ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income
  Distributions from net realized capital
   gain
                                                          ------------
  Total distributions
                                                          ------------
 NET ASSET VALUE, END OF PERIOD                           $
                                                          ============
 TOTAL RETURN/2/                                                     %
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $
  Ratio of net investment income (loss) to
   average net assets/3/                                             %
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,4/                                                     %
  Waived fees and reimbursed expenses/3/                             %
  Ratio of expenses to average net assets
   after waived fees and reimbursed expenses/3/                      %
  Portfolio turnover rate/5/                                         %

1 For the period from January 31, 2007, (commencement of Class) to February 28, 2007.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 56 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period

                                                           FEB. 28,
 FOR THE PERIOD ENDED:                                      2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
  Net realized and unrealized gain (loss)
   on investments
                                                          ------------
  Total from investment operations
                                                          ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income
  Distributions from net realized capital
   gain
                                                          ------------
  Total distributions
                                                          ------------
 NET ASSET VALUE, END OF PERIOD                           $
                                                          ============
 TOTAL RETURN/2/                                                     %
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $
  Ratio of net investment income (loss) to
   average net assets/3/                                             %
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3,4/                                                     %
  Waived fees and reimbursed expenses/3/                             %
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/3/                                                       %
  Portfolio turnover rate/5/                                         %

1 For the period from January 31, 2007, (commencement of Class) to February 28, 2007.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 57

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
    (Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                        www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

SUBJECT TO COMPLETION

With respect to the Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund, and Target 2050 Fund, the information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

[GRAPHIC APPEARS HERE]

                                  JULY 1, 2007

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS/SM/ - DOW JONES TARGET DATE FUNDS

Target Today Fund
Target 2010 Fund
Target 2015 Fund
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                 3
Target Date Funds                    4
Dow Jones Target Date               29
  Indexes and Their
Performance
Description of Principal            31
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management         34
  of the Funds
About Wells Fargo Funds Trust       34
The Investment Adviser              34
The Sub-Adviser and                 35
  Portfolio Managers
Dormant Multi-Manager               36
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                 37
How to Buy Shares                   39
How to Sell Shares                  41
How to Exchange Shares              43
Account Policies                    45

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                       47
Taxes                               47
Master/Gateway (Reg. TM)            48
  Structure
Financial Highlights                51
For More Information        Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund; and collectively the Funds are referred to as the Target Date Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
Ticker: WFLOX

TARGET 2010 FUND
Inception:3/1/1994
Ticker: WFLGX

TARGET 2015 FUND
Inception:6/XX/2007
Ticker:

TARGET 2020 FUND
Inception:3/1/1994
Ticker: WFLPX

TARGET 2025 FUND
Inception:6/XX/2007
Ticker:

TARGET 2030 FUND
Inception:3/1/1994
Ticker: WFLIX

TARGET 2035 FUND
Inception:6/XX/2007
Ticker:

TARGET 2040 FUND
Inception:3/1/1994
Ticker: WFLWX

TARGET 2045 FUND
Inception:6/XX/2007
Ticker:

TARGET 2050 FUND
Inception:6/xx/2007
Ticker:

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

..    The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index.

..    The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index.

..    The Target 2015 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2015 Index.

..    The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index.

..    The Target 2025 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2025 Index.

..    The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index.

..    The Target 2035 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2035 Index.

..    The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index.

..    The Target 2045 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2045 Index.

..    The Target 2050 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2050 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. The Funds are designed for investors who are planning to retire, or planning to begin to withdraw a substantial portion of their investment in, or close to, the target year. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally become more conservative as the

 4 TARGET DATE FUNDS

Fund's target year approaches. Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2050 Fund has the most aggressive asset allocation and the Target Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2050 Fund, even if your expected retirement date is 2050. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these Master Portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these Master Portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high quality money market instruments, including U.S. Government obligations, U.S. Government agency securities, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Indexes.

Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Emerging Market Risk
     .    Foreign Investment Risk
     .    Index Tracking Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk
     .    U.S. Government Agency Securities

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds, and

                                                             TARGET DATE FUNDS 5

(2) Generally, the longer an investor's investment time horizon, the greater the investor's risk tolerance. The investor's investments have more time to recoup their losses.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]

                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2050 Fund
Target 2045 Fund
Target 2040 Fund    90                             35
Target 2035 Fund
Target 2030 Fund    80                             25
Target 2025 Fund
Target 2020 Fund    60                             15
Target 2015 Fund
Target 2010 Fund    38                             5
Target Today Fund   20                                            10

--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As noted above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described on page XX, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides investors with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.

 6 TARGET DATE FUNDS

As of March 1, 2007, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. Each Fund reserves the right to change its percentage allocation as it deems necessary to meet its investment objective.

                TARGET       TARGET      TARGET      TARGET     TARGET       TARGET      TARGET      TARGET      TARGET    TARGET
 ASSET CLASS  TODAY INDEX  2010 INDEX  2015 INDEX  2020 INDEX  2025 INDEX  2030 INDEX  2035 INDEX  2040 INDEX  2045 INDEX 2050 INDEX
 Stocks             12%         21%         33%         51%         66%         78%         86%         89%         89%        89%
 Fixed Income      33%         59%         63%         45%         30%         18%         10%          7%          7%         7%
Securities
 Money Market      55%         20%          4%          4%          4%          4%          4%          4%          4%         4%
Securities

                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                              Calendar Year Returns for the Administrator Class/1/
                                              AS OF 12/31 EACH YEAR
1996        1997        1998       1999       2000       2001        2002        2003       2004       2005
6.04%      10.43%      10.14%      4.32%      4.62%      3.54%       -3.73%     11.89%      5.33%      2.65%

         BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

      The Fund's year-to-date performance through March 31, 2007 was x.xx%.

 8 TARGET TODAY FUND

 AVERAGE ANNUAL TOTAL
RETURNS AS OF DECEMBER 31,
  2006                             1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX3               %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET TODAY            %            %             %
  INDEX4
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Administrator Class shares incepted on November 8, 1999. Performance shown prior to November 8, 1999, for the Administrator Class shares reflects the performance of the Class A shares, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. Class A shares incepted March 1, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.85%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                               CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                               AS OF 12/31 EACH YEAR
 1996        1997        1998       1999       2000        2001        2002        2003       2004       2005
10.50%      16.27%      15.67%      8.91%      0.42%       -0.76%      -8.98%     15.99%      6.90%      3.32%

         BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2010 FUND 11

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 DOW JONES TARGET 2010             %            %             %
  INDEX/4/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Administrator Class shares incepted on November 8, 1999. Performance shown prior to November 8, 1999, for the Administrator Class shares reflects the performance of the Class A shares, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. Class A shares incepted March 1, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.88%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2010 FUND 13

TARGET 2015 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.89%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 14 TARGET 2015 FUND

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                 CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                                AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000        2001         2002        2003       2004       2005
13.21%      20.90%      19.61%      13.79%       -3.83%      -6.30%      -13.76%     20.01%      8.61%      4.67%

         BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

                                                             TARGET 2020 FUND 15

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2020             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Administrator Class shares incepted on November 8, 1999. Performance shown prior to November 8, 1999, for the Administrator Class shares reflects the performance of the Class A shares, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. Class A shares incepted March 1, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 16 TARGET 2020 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.90%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

                                                             TARGET 2020 FUND 17

TARGET 2025 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.90%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 18 TARGET 2025 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

                                                             TARGET 2025 FUND 19

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                 CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                                 AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000        2001         2002        2003        2004       2005
15.32%      24.14%      22.40%      16.33%       -5.74%      -9.95%      -16.69%     23.75%      10.27%      5.50%

         BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

           20 TARGET 2030 FUND

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2030             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Administrator Class shares incepted on November 8, 1999. Performance shown prior to November 8, 1999, for the Administrator Class shares reflects the performance of the Class A shares, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. Class A shares incepted March 1, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2030 FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.25%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       x.xx%
  Acquired Fund Fees and                  x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                       X.XX%
  OPERATING EXPENSES
  Fee Waivers                             x.xx%
  NET EXPENSES/4/                         0.91%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

 22 TARGET 2030 FUND

TARGET 2035 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.25%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  Acquired Fund Fees and                   x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.92%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

                                                             TARGET 2035 FUND 23

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]

                                  CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                                 AS OF 12/31 EACH YEAR
 1996        1997        1998        1999        2000         2001         2002        2003        2004       2005
18.41%      26.49%      25.17%      20.97%       -9.69%      -13.52%      -19.77%     27.49%      11.44%      6.41%

         BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

          The Fund's year-to-date performance through March 31, 2007 was x.xx%.

           24 TARGET 2040 FUND

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             %            %             %
  Returns After Taxes on           %            %             %
  Distributions/2/
  Returns After Taxes on           %            %             %
  Distributions and Sale of
  Fund Shares/2/
 RUSSELL 3000 INDEX/3/             %            %             %
  (reflects no deduction for
  expenses or taxes)
 DOW JONES TARGET 2040             %            %             %
  INDEX/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              %            %             %
  AGGREGATE BOND INDEX/5/
  (REFLECTS NO DEDUCTION FOR
  EXPENSES OR TAXES)

1 Administrator Class shares incepted on November 8, 1999. Performance shown prior to November 8, 1999, for the Administrator Class shares reflects the performance of the Class A shares, and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. Class A shares incepted March 1, 1994.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Dow Jones Target Date Indexes and Their Performance" section for further information.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2040 FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
(AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.25%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  Acquired Fund Fees and                   x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.92%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2    Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $
   5 Years     $
  10 Years     $

 26 TARGET 2040 FUND

TARGET 2045 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
 (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
 (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.25%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  Acquired Fund Fees and                   x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.93%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

                                                             TARGET 2045 FUND 27

TARGET 2050 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                     None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                   None
  charge (load)
(AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                       0.25%
  Distribution (12b-1) Fees                0.00%
  Other Expenses/2/                        x.xx%
  Acquired Fund Fees and                   x.xx%
  Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES/4/                          0.93%

1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Based on estimates for the current fiscal year and includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The adviser has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $
   3 Years     $

 28 TARGET FUND 2050

DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE
--------------------------------------------------------------------------------

While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Indexes based on back-testing (i.e., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.

Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes, Dow Jones Europe/Canada Index, Dow Jones Asia/Pacific Index and Dow Jones Institutional Emerging Markets Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Mortgage Bond and Majors (ex U.S.) Indexes. And the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991 through April 1, 2006 using the aforementioned indexes.

The back-tested performance results have many inherent limitations. Among other things, back-tested performance differs from actual performance because it is achieved through the retroactive application of data that is designed with the benefit of hindsight. Rules used to calculate "prior performance" are not changed. However, Dow Jones does reserve the right to alter the results and the methodologies of their indexes, including style and target indexes in the future. In the event of a change in methodology, it is not standard practice to recalculate or "recast" past performance and the conditions, objectives and investment strategies of the indexes have not changed materially during the time period portrayed above.

Neither Dow Jones nor any of its affiliates makes any representation that the Dow Jones Target Date Indexes will or are likely to achieve performance similar to that shown using back-tested performance information. Actual performance of the Indexes may be materially lower than the back-tested performance. There are frequently significant differences between hypothetical performance results and the actual results subsequently achieved by any particular trading or investment strategy. Among other things, back-tested performance results do not reflect the impact that material economic and market factors might have on the decisions an investment adviser managing an investment strategy based on the Dow Jones Target Date Indexes might make if the adviser were actually managing client assets.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

The equity asset class currently measures the performance of nine sub-asset classes and the fixed income asset class currently measures the performance of four sub-asset classes. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three

                          DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE 29
major asset classes. The potential risk measured by each Index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

                                                               MAJOR ASSET CLASSES
                    EQUITY COMPONENT                       FIXED INCOME COMPONENT                 CASH COMPONENT
                    1. Dow Jones U.S. Large-Cap Growth     1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                       Index                                  Bond Index                             Treasury-Bill Index
                    2. Dow Jones U.S. Large-Cap Value      2. Lehman Brothers Corporate
                       Index                                  Bond Index
                    3. Dow Jones U.S. Mid-Cap Growth       3. Lehman Brothers Fixed Rate
                       Index                                  Mortgage Backed Securities Index
                    4. Dow Jones U.S. Mid-Cap Value        4. Lehman Brothers Majors (ex-U.S.)
                       Index                                  Index
                    5. Dow Jones U.S. Small-Cap Growth
                       Index
 SUB-ASSET CLASSES
                    6. Dow Jones U.S. Small-Cap Value
                       Index
                    7. Dow Jones Asia/Pacific Index
                    8. Dow Jones Europe/Canada Index
                    9. Dow Jones Institutional Emerging
                       Markets Index

The Dow Jones Target Date Indexes' systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes' early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/1/ for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

 30 DOW JONES TARGET DATE INDEXES AND THEIR PERFORMANCE

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the overall Funds' description earlier and are further described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

COUNTER-PARTY RISK           When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                             Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                             Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK         Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                             Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK             The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                             For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

EMERGING MARKET RISK         Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                             Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                             developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2)
                             issued by companies for which the principal securities trading market is an emerging market country.
FOREIGN INVESTMENT RISK      Foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Direct investment in foreign securities denominated in a foreign currency involves exposure to fluctuations in foreign currency exchange rates which may reduce the value of an investment made in a security denominated in that foreign currency; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign securities also include American Depository
                             Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and
                             Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are depository receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends. ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. ADRs, EDRs and GDRs are subject to the same risks as other foreign securities.
INDEX TRACKING RISK          The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK                  The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY SECURITIES     Securities of small companies tend to be more volatile and less liquid than larger company
RISK                         stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 33

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal half-year ended December 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

Global Index Advisors, Inc.(GIA), located at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.

Rodney H. Alldredge          Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                             GIA in 1994 and currently serves as co-portfolio manager and senior analyst of GIA. Mr.
                             Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since 1989. Education: B.S.,
                             Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.       Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                             1994 and currently serves as co-portfolio manager and chairman/chief executive officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                             Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                             of Florida.
James P. Lauder              Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief operating officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                             Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                             South Alabama; M.B.A.,Goizueta Business School, Emory University.

--------------------------------------------------------------------------------
DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Funds, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 37

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to a selling agent's clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 38 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

..    Employee benefit plan programs that have at least $10 million in plan assets;

..    Broker-dealer managed account or wrap programs that charge an asset-based fee;

..    Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

..    Internal Revenue Code Section 529 college savings plan accounts;

..    Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOS and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS);

..    Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

..    Institutions who invest a minimum initial amount of $1 million in a Fund;
     and

..    Under certain circumstances and for certain groups as detailed in the
     Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 Through Your Investment     Contact your investment representative          Contact your investment representative
 Representative
---------------------------  ---------------------------------------------- -------------------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------  telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund
                             account. If the institution does not currently  . Call Investor Services at 1-800-
                             have an account, contact your investment          222-8222 or
                             representative.
                             ----------------------------------------------
                                                                             . Call 1-800-368-7550 for the
                                                                               automated phone system or
                                                                             . visit our Web site at
                                                                               www.wellsfargo.com/advantagefunds
                                                                             ------------------------------------

                                                            HOW TO BUY SHARES 39

INSTITUTIONS
PURCHASING
SHARES DIRECTLY         OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
---------------         ------------------                    --------------------
 By Wire     . Complete and sign the Administrator Class      To buy additional shares, instruct
------------   account application                            your bank or financial institution to
                                                              use the same wire instructions
                                                              shown to the left.
             . Call Investor Services at 1-800-222-8222 for
               faxing instructions
                                                              --------------------------------------
             . Use the following wiring instructions:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class )
               Account Name: Provide your
               name as registered on the
               Fund account
             -----------------------------------------------
 In Person    Investors are welcome to visit the Investor     See instructions shown to the left.
              Center in person to ask questions or conduct
              any Fund transaction. The Investor Center is
              located at 100 Heritage Reserve, Menomonee
              Falls, Wisconsin 53051.
------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES: If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

     . MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

     . RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

     . PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

     . SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

     . U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

     . EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 40 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
  DIRECTLY                    ---------------------------------------------------------------------
-----------------------------
 Through Your Investment       Contact your investment representative
  Representative              ---------------------------------------------------------------------
----------------------------- . To speak with an investor services representative call 1-800-
                                222-8222 or use the automated phone system at 1-800-368-7550.
 By Telephone /               . Redemptions processed by EFT to a linked Wells Fargo Bank
 Electronic Funds Transfer      account occur same day for Wells Fargo Advantage money
-----------------------------   market funds, and next day for all other WELLS FARGO ADVANTAGE
(EFT)                           FUNDS.
----------------------------- . Transfers made to a Wells Fargo Bank Account are made available sooner than transfers to an unaffiliated institution.
                              . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                NOTE: Telephone transactions such as redemption requests
                                made over the phone generally require only one of the
                                account owners to call unless you have instructed us
                                otherwise.
                              ---------------------------------------------------------------------
 By Wire                      . To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------- . Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              . Redemption proceeds are usually wired to the financial
                                intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.

GENERAL NOTES FOR SELLING SHARES:

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

     . RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 41
          coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 42 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment.

..    You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for federal income tax purposes.

..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern.

In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

                                                       HOW TO EXCHANGE SHARES 43
discourage shareholders from engaging in market timing and to restrict excessive trading. Funds Management has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 44 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

                                                             ACCOUNT POLICIES 45
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 46 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 47

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE:The Portfolio seeks to approximate the total return of the
 PORTFOLIO                      fixed income portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES:The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                                investment results, before expenses.The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                                Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                                Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.

 48 MASTER/GATEWAY (Reg. TM) STRUCTURE

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.
 MONEY MARKET PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Portfolio invests 100% of its total assets in high-quality, short-term money market instruments. The Portfolio may invest, without limitation, in high-quality, short-term
                                U.S. dollar-denominated obligations of foreign issuers.

                                           MASTER/GATEWAY (Reg. TM) STRUCTURE 49

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
--------------------------------------------------------------------------------
SSGA FUNDS MANAGEMENT, INC. (SSgA), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State
Street Corporation and an affiliate of State Street Bank and Trust Company.

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the gateway funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

 50 MASTER/GATEWAY (Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 51

TARGET TODAY FUND
ADMINISTRATOR CLASS/5/ SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,        FEB. 28,        FEB. 28,
 FOR THE PERIOD ENDED:               2006            2005            2004            2003            2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.37          $10.33           $9.10           $9.94          $10.08
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.23            0.21            0.19            0.23            0.30
  Net realized and
   unrealized gain (loss)
   on investments                      0.23            0.06            1.23           (0.66)          (0.07)
                                   --------        --------         -------         -------        --------
  Total from investment
   operations                          0.46            0.27            1.42           (0.43)           0.23
                                   --------        --------         -------         -------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.23)          (0.20)          (0.19)          (0.25)          (0.31)
  Distributions from net
   realized capital gain              (0.15)          (0.03)           0.00           (0.16)          (0.06)
  Return of capital                    0.00            0.00            0.00            0.00            0.00
                                   --------        --------         -------         -------        --------
  Total distributions                 (0.38)          (0.23)          (0.19)          (0.41)          (0.37)
                                   --------        --------         -------         -------        --------
 NET ASSET VALUE, END OF
PERIOD                               $10.45          $10.37          $10.33           $9.10           $9.94
                                   ========        ========        ========         =======        ========
 TOTAL RETURN/1/                       4.55%           2.60%          15.73%          (4.32)%          2.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $14,042         $12,989         $12,410          $8,732          $9,052
  Ratio of net investment
   income (loss) to
   average net assets                  2.26%           2.04%           1.89%           2.42%           3.06%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           1.18%           1.01%           1.03%           1.17%           1.29%
  Waived fees and
   reimbursed expenses
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses                 0.95%           0.97%           0.97%           1.00%           1.03%
  Portfolio turnover rate/3/             36%            106%             33%             53%             51%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Formerly named the Institutional Class.

 52 FINANCIAL HIGHLIGHTS

TARGET 2010 FUND
ADMINISTRATOR CLASS/5/ SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
 FOR THE PERIOD ENDED:               2006            2005            2004             2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $12.57          $12.32          $10.33           $11.75           $12.32
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.26            0.22            0.19             0.21             0.29
  Net realized and
   unrealized gain (loss)
   on investments                      0.46            0.24            1.99            (1.33)           (0.43)
                                   --------        --------        --------         --------         ---------
  Total from investment
   operations                          0.72            0.46            2.18            (1.12)           (0.14)
                                   --------        --------        --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.25)          (0.21)          (0.19)           (0.24)           (0.30)
  Distributions from net
   realized capital gain              (0.03)           0.00            0.00            (0.06)           (0.13)
  Return of capital                    0.00            0.00            0.00             0.00             0.00
                                   --------        --------        --------         --------         ---------
  Total distributions                 (0.28)          (0.21)          (0.19)           (0.30)           (0.43)
                                   --------        --------        --------         --------         ---------
 NET ASSET VALUE, END OF
PERIOD                               $13.01          $12.57          $12.32           $10.33           $11.75
                                   ========        ========        ========         ========         =========
 TOTAL RETURN/1/                       5.76%           3.81%          21.33%           (9.60)%          (1.14)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $87,473         $68,055         $63,530          $42,649          $36,548
  Ratio of net investment
   income (loss) to
   average net assets                  0.95%           0.97%           0.96%            1.00%            1.03%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2 ,4/           2.02%           1.82%           1.66%            1.98%            2.48%
  Waived fees and
   reimbursed expenses                 1.14%           0.97%           1.00%            1.05%            1.21%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses                   38%             81%             31%              65%              39%
  Portfolio turnover rate/3/

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Formerly named the Institutional Class.


                                                         FINANCIAL HIGHLIGHTS 53

TARGET 2020 FUND
ADMINISTRATOR CLASS/5/ SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    FEB. 28,         FEB. 28,         FEB. 29,          FEB. 28,         FEB. 28,
 FOR THE PERIOD ENDED:               2006             2005             2004              2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $13.58           $13.10           $10.47           $12.42           $13.42
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                               0.23             0.22             0.18             0.17             0.16
  Net realized and
   unrealized gain (loss)
   on investments                       0.82             0.45             2.62            (1.94)           (0.87)
                                    --------         --------         --------         --------         ---------
  Total from investment
   operations                           1.05             0.67             2.80            (1.77)           (0.71)
                                    --------         --------         --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.23)           (0.19)           (0.17)           (0.18)           (0.18)
  Distributions from net
   realized capital gain                0.00             0.00             0.00             0.00            (0.11)
  Return of capital                     0.00             0.00             0.00             0.00             0.00
                                    --------         --------         --------         --------         ---------
  Total distributions                  (0.23)           (0.19)           (0.17)           (0.18)           (0.29)
                                    --------         --------         --------         --------         ---------
 NET ASSET VALUE, END OF
PERIOD                                $14.40           $13.58           $13.10           $10.47           $12.42
                                    ========         ========         ========         ========         =========
 TOTAL RETURN/1/                        7.83%            5.17%           26.96%          (14.35)%          (5.30)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $148,494         $131,133         $116,214          $89,948          $94,895
  Ratio of net investment
   income (loss) to
   average net assets                   1.69%            1.61%            1.48%            1.46%            1.60%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/            1.12%            0.98%            0.99%            1.01%            1.18%
  Waived fees and
   reimbursed expenses
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses                  0.95%            0.97%            0.96%            1.00%            1.03%
  Portfolio turnover rate/3/              30%              60%              31%              62%              29%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Formerly named the Institutional Class.


 54 FINANCIAL HIGHLIGHTS

TARGET 2030 FUND
ADMINISTRATOR CLASS/5/ SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,         FEB. 28,
 FOR THE PERIOD ENDED:               2006            2005            2004             2003             2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $14.33          $13.65          $10.57           $13.45           $15.24
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.20/6/          0.21            0.18             0.14             0.15
  Net realized and
   unrealized gain (loss)
   on investments                      1.08            0.66            3.19            (2.41)           (1.42)
                                   --------        --------        --------         --------         ---------
  Total from investment
   operations                          1.28            0.87            3.37            (2.27)           (1.27)
                                   --------        --------        --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.20)          (0.19)          (0.17)           (0.16)           (0.16)
  Distributions from net
   realized capital gain              (0.23)           0.00           (0.12)           (0.45)           (0.36)
  Return of capital                    0.00            0.00            0.00             0.00             0.00
                                   --------        --------        --------         --------         ---------
  Total distributions                 (0.43)          (0.19)          (0.29)           (0.61)           (0.52)
                                   --------        --------        --------         --------         ---------
 NET ASSET VALUE, END OF
PERIOD                               $15.18          $14.33          $13.65           $10.57           $13.45
                                   ========        ========        ========         ========         =========
 TOTAL RETURN/1/                       9.03%           6.42%          32.13%          (17.10)%          (8.47)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $81,874         $65,968         $56,586          $35,203          $30,749
  Ratio of net investment
   income (loss) to
   average net assets                  0.95%           0.96%           0.96%            1.00%            1.03%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2, 4/           1.37%           1.47%           1.46%            1.17%            1.05%
  Waived fees and
   reimbursed expenses                 1.14%           0.98%           1.00%            1.07%            1.24%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses                   24%             48%             27%              68%              27%
  Portfolio turnover rate/3/

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Formerly named the Institutional Class.
6    Calculated based upon average Shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 55

TARGET 2040 FUND
ADMINISTRATOR CLASS/6/ SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period

                                    FEB. 28,        FEB. 28,        FEB. 29,         FEB. 28,          FEB. 28,
 FOR THE PERIOD ENDED:               2006            2005            2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $15.48          $14.59          $10.77           $13.71            $15.64
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.19/5/         0.19/5/         0.16/5/          0.12/5/           0.07
  Net realized and
   unrealized gain (loss)on
   investments                         1.43            0.88            3.81            (2.85)            (1.82)
                                   --------        --------        --------         --------          --------
  Total from investment
   operations                          1.62            1.07            3.97            (2.73)            (1.75)
                                   --------        --------        --------         --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.19)          (0.18)          (0.15)           (0.12)             0.00
  Distributions from net
   realized capital gain               0.00            0.00            0.00            (0.09)            (0.18)
  Return of capital                    0.00            0.00            0.00             0.00              0.00
                                   --------        --------        --------         --------          --------
  Total distributions                 (0.19)          (0.18)          (0.15)           (0.21)            (0.18)
                                   --------        --------        --------         --------          --------
 NET ASSET VALUE, END OF
PERIOD                               $16.91          $15.48          $14.59           $10.77            $13.71
                                   ========        ========        ========         ========          ========
 TOTAL RETURN/1/                      10.55%           7.35%          37.06%          (20.02)%          (11.22)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $52,239         $42,700         $33,396          $29,829           $33,976
  Ratio of net investment
   income (loss) to
   average net assets                  1.22%           1.31%           1.29%            0.96%             0.54%
  Ratio of expenses to
   average net assetsprior
   to waived fees and
   reimbursedexpenses/2, 4/            1.08%           0.95%           1.01%            1.03%             1.22%
  Waived fees and
   reimbursed expenses
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses                 0.95%           0.95%           0.96%            1.00%             1.02%
  Portfolio turnover rate/3/             11%             29%             18%              54%               14%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
2 For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
3 For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Calculated based upon average shares outstanding.
6    Formerly named the Institutional Class.

 56 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                                    {ICA NUMBER}
    (Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved.
                        www.wellsfargo.com/advantagefunds

SUBJECT TO COMPLETION

With respect to the Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund, and Target 2050 Fund, the information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 1, 2007

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND

    CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about ten series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class A, Class B and Class C shares of the Value Fund are currently closed to new investors. Please see the Class A, Class B and Class C shares' prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

FUNDS                 CLASSES A, B, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Target Today Fund           o                   o                     o                  o
 Target 2010 Fund            o                   o                     o                  o
 Target 2015 Fund                                o                     o                  o
 Target 2020 Fund            o                   o                     o                  o
 Target 2025 Fund                                o                     o                  o
 Target 2030 Fund            o                   o                     o                  o
 Target 2035 Fund                                o                     o                  o
 Target 2040 Fund            o                   o                     o                  o
 Target 2045 Fund                                o                     o                  o
 Target 2050 Fund                                o                     o                  o

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated July 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

     {SAI - FILENET AND PIECE CODE}

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HISTORICAL FUND INFORMATION                                                    1
 Fundamental Investment Policies                                               2
 Non-Fundamental Investment Policies                                           2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                           3
MANAGEMENT                                                                    18
 Trustees and Officers                                                        18
 Investment Adviser                                                           21
 Investment Sub-Adviser                                                       22
 Portfolio Managers                                                           23
 Administrator                                                                26
 Distributor                                                                  27
DISTRIBUTION FEES                                                             28
 Shareholder Servicing Agent                                                  29
 Custodian                                                                    29
 Fund Accountant                                                              30
 Transfer and Distribution Disbursing Agent                                   30
 Underwriting Commissions                                                     30
 Code of Ethics                                                               31
DETERMINATION OF NET ASSET VALUE                                              31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                31
PORTFOLIO TRANSACTIONS                                                        33
FUND EXPENSES                                                                 36
FEDERAL INCOME TAXES                                                          36
PROXY VOTING POLICIES AND PROCEDURES                                          43
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS             44
CAPITAL STOCK                                                                 46
OTHER INFORMATION                                                             49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 49
FINANCIAL INFORMATION                                                         49
APPENDIX A                                                                   A-1
APPENDIX B                                                                   B-1

                           HISTORICAL FUND INFORMATION

     The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex following the merger of the advisers' parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust (the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     The Funds were originally named the "LifePath Funds." Effective May 1, 2001, the Funds were renamed the "Outlook Funds," and effective June 26, 2006, the Funds were renamed the "Target Date Funds" as follows:

PRIOR NAME                  NAME EFFECTIVE MAY 1, 2001   NAME EFFECTIVE JUNE 26, 2006
-------------------------   ---------------------------- -----------------------------
LifePath Opportunity Fund   Outlook Today Fund           Target Today Fund
LifePath 2010 Fund          Outlook 2010 Fund            Target 2010 Fund
LifePath 2020 Fund          Outlook 2020 Fund            Target 2020 Fund
LifePath 2030 Fund          Outlook 2030 Fund            Target 2030 Fund
LifePath 2040 Fund          Outlook 2040 Fund            Target 2040 Fund

     Effective June 23, 2001, each Fund withdrew its investment from its respective Barclays Global Fund Advisors ("BGFA")-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment adviser to each stand-alone Fund pursuant to an interim advisory agreement, and was entitled to receive fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised Master Portfolio. At the special meetings of shareholders held on October 19, 2001, shareholders approved investment advisory and sub-advisory arrangements, with Wells Fargo Funds Management, LLC ("Funds Management" or "WFFM") as adviser and BGFA as sub-adviser.

     Effective June 26, 2006, the Funds were converted to gateway funds in a Master/Gateway/SM/ structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. At the special meeting of shareholders held June 12, 2006, and subsequent adjournments on June 20, 2006, June 23, 2006, shareholders approved investment sub-advisory arrangements with Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"). The sub-advisory arrangements with BGFA terminated upon the conversion of the Funds to gateway funds.

     The Target Today, Target 2010, Target 2020, Target 2030 and Target 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Administrator Class shares commenced operations on November 8, 1999, and the Institutional Class shares commenced operations on June 30, 2004. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund. The Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds commenced operations on _______, 2007.

     The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Dow Jones' only relationship to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Target Date Indexes/SM/, which is determined, composed and calculated by Dow Jones without regard to GIA, Funds Management, or the Funds. Dow Jones has no obligation to take the needs of GIA, Funds Management or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones Target Date Indexes/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXESSM, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GIA, FUNDS MANAGEMENT, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXESSM, OR ANY DATA INCLUDED THEREIN. DOW JONES

MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXESSM, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GIA, OR FUNDS MANAGEMENT.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

              PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios. References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolio(s) in which the gateway blended Fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Fund's prospectus apply at the time of purchase of a security. Additionally, unless different percentage limitations are otherwise stated in the prospectuses or this SAI, a Fund, under normal circumstances will not invest more than 15% of its assets in a security type described in this SAI. To the extent a security type is described in the prospectuses or SAI, it also includes any subset thereof.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Fund should expect no recourse from the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which a Fund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligation" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds and certificates of participation in such obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBSS"). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBSs developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Pass-Through Obligations
-------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies;

and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
----------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. Because these securities do not pay current cash income, the market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 64         Trustee,             Wake Forest University, Calloway School of Business and                N/A
                           since 1987           Accountancy, the Thomas Goho Chair of Finance since
                                                January 2006. Associate Professor of Finance from
                                                 1999-2005.
Peter G. Gordon, 64        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2005           Company.
                           (Lead Trustee
                           since 2001).
Richard M. Leach, 73       Trustee, since       Retired. Prior thereto, President of Richard M. Leach                  N/A
                           1987                 Associates (a financial consulting firm).
Olivia Mitchell, 54        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 55       Trustee, since       Senior Counselor to the public relations firm of                       N/A
                           1996                 Himle-Horner and Senior Fellow at the Humphrey Institute,
                                                Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                             POSITION HELD                                                                     OTHER PUBLIC
                                 WITH                                                                           COMPANY OR
                              REGISTRANT/                                                                       INVESTMENT
                               LENGTH OF                          PRINCIPAL OCCUPATION(S)                         COMPANY
NAME AND AGE                  SERVICE/1/                            DURING PAST 5 YEARS                        DIRECTORSHIPS
----------------------    ------------------    ----------------------------------------------------------    --------------
                                                      INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62       Trustee, since        Private Investor/Real Estate Developer. Prior thereto,              N/A
                          1987                  Chairman of Whitepoint Capital, LLC until 2004.
                                                             OFFICERS
Karla M. Rabusch, 48      President, since      Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                          2003                  President of Wells Fargo Funds Management, LLC since
                                                2003. Senior Vice President and Chief Administrative
                                                Officer of Wells Fargo Funds Management, LLC from 2001
                                                to 2003.
A. Erdem Cimen, 33        Treasurer, since      Vice President of Financial Operations for Wells Fargo              N/A
                          2006                  Funds Management, LLC since 2006. From 2001 to 2006,
                                                Vice President of Wells Fargo Bank, N.A. and Vice
                                                President of Wells Fargo Bank, N.A. Auto Finance Group.
                                                Vice President of Portfolio Risk Management for Wells
                                                Fargo Bank, N.A. Auto Finance Group from 2004 to 2006.
C. David Messman, 46      Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds            N/A
                          2000; Chief           Management, LLC since 2001. Vice President and Managing
                          Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                          since 2003
Dorothy Peters, 45        Chief                 Chief Compliance Officer of Wells Fargo Funds                       N/A
                          Compliance            Management, LLC since 2004. Chief Compliance Officer for
                          Officer, since        Wells Fargo Funds Management, LLC from 1997 to 2002. In
                          2004                  2002, Ms. Peters left Wells Fargo Funds Management, LLC
                                                to pursue personal goals.

------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/ BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met three times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer and the Chairperson of the Audit Committee received an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 28, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED FEBRUARY 28, 2007

                            INTERESTED TRUSTEES                           INDEPENDENT TRUSTEES
                                 J. TUCKER        THOMAS S.   PETER G.   RICHARD M.   OLIVIA S.   TIMOTHY J.   DONALD C.
PORTFOLIO NAME1                    MORSE             GOHO      GORDON       LEACH      MITCHELL      PENNY      WILLEKE
Dow Jones Target Today     $                     $           $          $            $           $            $
Dow Jones Target 2010      $                     $           $          $            $           $            $
Dow Jones Target 2015/1/   $                     $           $          $            $           $            $
Dow Jones Target 2020      $                     $           $          $            $           $            $
Dow Jones Target 2025/1/   $                     $           $          $            $           $            $
Dow Jones Target 2030      $                     $           $          $            $           $            $
Dow Jones Target 2035/1/   $                     $           $          $            $           $            $
Dow Jones Target 2040      $                     $           $          $            $           $            $
Dow Jones Target 2045/1/   $                     $           $          $            $           $            $
Dow Jones Target 2050/1/   $                     $           $          $            $           $            $
TOTAL COMPENSATION FROM    $                     $           $          $            $           $            $
THE FUND COMPLEX/2/

------
/1/ The Funds commenced operations on June __, 2007. It is estimated that each Fund will pay $_____ in Trustee Compensation for the fiscal year ending February 29, 2008.
/2/ Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 144 funds) as of the Portfolios' fiscal year end.

                       Beneficial Equity Ownership in the
                             Funds and Fund Complex
                      Calendar Year Ended December 31, 2006

                                INTERESTED
                                 TRUSTEES                                   INDEPENDENT TRUSTEES
                                J. TUCKER   THOMAS S.       PETER G.       RICHARD M.     OLIVIA S.      TIMOTHY J.     DONALD C.
FUND                              MORSE       GOHO          GORDON           LEACH        MITCHELL         PENNY        WILLEKE
Dow Jones Target Today           $              $              $              $              $              $              $
Dow Jones Target 2010            $              $              $              $              $              $              $
Dow Jones Target 2015/1/         $              $              $              $              $              $              $
Dow Jones Target 2020            $              $              $              $              $              $              $
Dow Jones Target 2025/1/         $              $              $              $              $              $              $
Dow Jones Target 2030            $              $              $              $              $              $              $
Dow Jones Target 2035/1/         $              $              $              $              $              $              $
Dow Jones Target 2040            $              $              $              $              $              $              $
Dow Jones Target 2045/1/         $              $              $              $              $              $              $
Dow Jones Target 2050/1/         $              $              $              $              $              $              $
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/2/                  over $100,000  over $100,000  over $100,000  over $100,000  over $100,000  over $100,000  over $100,000

------
/1/  Commenced operations on June __, 2007.
/2/ Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 142 funds) as of the calendar year end.

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     Effective June 26, 2006, the Funds operate as gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     For each of the Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                               ADVISORY FEES          MASTER LEVEL
                              (MAXIMUM ASSET            DORMANT
GATEWAY BLENDED FUNDS         ALLOCATION FEES)        ADVISORY FEES*
 Target Today Fund                 0.25%                  0.19%
 Target 2010 Fund                  0.25%                  0.26%
 Target 2015 Fund                  0.25%
 Target 2020 Fund                  0.25%                  0.32%
 Target 2025 Fund
 Target 2030 Fund                  0.25%                  0.33%
 Target 2035 Fund
 Target 2040 Fund                  0.25%                  0.34%
 Target 2045 Fund
 Target 2050 Fund

     *The Dormant Advisory Fees are estimated based on the Funds' asset allocation as of February 28, 2006. The asset allocation will change. Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate. The advisory fees for the Master Portfolios are set forth in the table below. The weighted average of the advisory fees from the Master Portfolios will be between 0.19% and 0.34% of each Fund's average net assets.

PORTFOLIO                                             ADVISORY FEES
 Diversified Stock Portfolio                   First $1B           0.350%
                                               Next  $4B           0.325%
                                               Over  $5B           0.300%
 Diversified Fixed Income Portfolio            First $1B           0.300%
                                               Next  $4B           0.275%
                                               Over  $5B           0.250%
 Money Market Portfolio                    All Asset Levels        0.100%

     Prior to June 26, 2006, the Funds operated as stand-alone Funds that invest directly in individual securities. As compensation for the advisory services Funds Management provided to the stand-alone funds, prior to August 1, 2004, Funds Management was entitled to receive as compensation for its advisory services a monthly fee at the annual rate of 0.70% of each Fund's average daily net assets. Effective August 1, 2004, through June 25, 2006, Funds Management was entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

FUND                          FEE 8/1/04-6/25/06
                          FIRST $500M           0.65 %
                          Next  $500M           0.60 %
                          Next  $2B             0.55 %
                          Next  $2B             0.525%
TARGET TODAY FUND         Over  $5B             0.50 %
 Target 2010 Fund         First $500M           0.65 %
                          Next  $500M           0.60 %
                          Next  $2B             0.55 %
                          Next  $2B             0.525%
                          Over  $5B             0.50 %
 Target 2020 Fund         First $500M           0.65 %
                          Next  $500M           0.60 %
                          Next  $2B             0.55 %
                          Next  $2B             0.525%
                          Over  $5B             0.50 %
 Target 2030 Fund         First $500M           0.65 %
                          Next  $500M           0.60 %
                          Next  $2B             0.55 %
                          Next  $2B             0.525%
                          Over  $5B             0.50 %
 Target 2040 Fund         First $500M           0.65 %
                          Next  $500M           0.60 %
                          Next  $2B             0.55 %
                          Next  $2B             0.525%
                          Over  $5B             0.50 %

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the Funds paid the following advisory fees, and the investment adviser waived or reimbursed the indicated fees. The Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund and Target 2050 Fund are not included in the table below because they did not commenced operations until June __, 2007.

                      YEAR ENDED 2/28/2007      YEAR ENDED 2/28/2006      YEAR ENDED 2/28/2005
FUND                 FEES PAID   FEESWAIVED   FEES PAID     FEESWAIVED   FEES PAID    FEESWAIVED
Target Today Fund        $            $       $  447,084     $129,399    $  546,982    $ 65,128
Target 2010 Fund         $            $       $1,075,578     $254,322    $1,263,771    $ 50,857
Target 2020 Fund         $            $       $1,957,887     $408,847    $2,000,358    $129,331
Target 2030 Fund         $            $       $1,180,009     $290,968    $1,256,626    $ 78,111
Target 2040 Fund         $            $       $1,495,973     $110,546    $1,556,506    $ 31,521

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Global Index Advisors ("GIA" or the "Sub-Adviser"), to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. As compensation for its sub-advisory services, GIA is entitled to receive from each Fund a sub-advisory fee of 0.06% based on each Fund's average daily net asset value, computed and paid monthly. Funds Management is soley responsible for paying this fee out of the advisory fees it receives from the Funds.

Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Funds Management has engaged SSgA Funds Management, Inc. ("SSgA FM") and Wells Capital Management, Incorporated ("Wells Capital Management" or "WCM") to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below. Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and the Master Trust, SSgA FM and Wells Capital Management make recommendations regarding the investment and reinvestment of the Master Portfolios' assets. SSgA FM and Wells Capital Management furnish to Funds Management periodic reports on the investment activity and performance of the Master Portfolios. SSgA FM and Wells Capital Management also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of February 28, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of a Fund is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself.

FUND                SUB-ADVISER    PORTFOLIO MANAGERS
------------------- -------------  -----------------------
Target Today Fund   GIA            Rodney H. Alldredge
Target 2010 Fund                   George V. Daniels, Jr.
Target 2015 Fund                   James P. Lauder
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                               REGISTERED          OTHER POOLED
                          INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                            NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                              OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*         ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
GIA
 Rodney H. Alldredge                  $                    $                    $
 George V. Daniels, Jr.               $                    $                    $
 James P. Lauder                      $                    $                    $

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, theSub-Adviser have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     GIA. GIA, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. None of the Portfolio Managers of GIA have experienced material conflicts of interest in managing multiple accounts.

     Conflicts of interest may arise where the firm or its supervised persons have reason to favor the interests of one client over another client (e.g., larger accounts over smaller accounts, accounts compensated by lower ticket charges to the Investment Adviser Representative over accounts not so compensated, accounts in which employees have made material personal investments, accounts of close friends or relatives of supervised persons). GIA specifically prohibits inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

     GIA prohibits access persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions. In order to avoid any potential conflict of interest between GIA and its clients, securities transactions for the accounts of access persons in the same security as that purchased/sold for advisory accounts are restricted by GIA's Code of Ethics.

     GIA specifically prohibits supervised persons from knowingly selling to or purchasing from a client any security or other property, except securities issued by the client.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     GIA Compensation. As Portfolio Managers of index products, compensation for the Portfolio Managers is not based on performance of the Funds. Salaries are fixed and based on the roles and responsibilities within GIA. Bonuses may be awarded based on contributions to GIA meeting its corporate goals for asset growth and profitability. The Portfolio Managers also have significant ownership in GIA. Dividends are based on profitability of the company.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER        FUND        BENEFICIAL OWNERSHIP
 GIA

PORTFOLIO MANAGER              FUND                BENEFICIAL OWNERSHIP
 Rodney H. Alldredge           Target Today        $
                               Target 2010         $
                               Target 2015         $
                               Target 2020         $
                               Target 2025         $
                               Target 2030         $
                               Target 2035         $
                               Target 2040         $
                               Target 2045         $
                               Target 2050         $
 George V. Daniels, Jr.        Target Today        $
                               Target 2010         $
                               Target 2015         $
                               Target 2020         $
                               Target 2025         $
                               Target 2030         $
                               Target 2035         $
                               Target 2040         $
                               Target 2045         $
                               Target 2050         $
 James P. Lauder               Target Today        $
                               Target 2010         $
                               Target 2015         $
                               Target 2020         $
                               Target 2025         $
                               Target 2030         $
                               Target 2035         $
                               Target 2040         $
                               Target 2045         $
                               Target 2050         $

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                        FEE PRIOR        FEE EFFECTIVE
                                        TO 8/1/04       8/1/04 - 6/25/06
Fund Level                                 0.05%    First 0-4.99B      0.05%
                                                       5-9.99B         0.04%
                                                        >9.99B         0.03%
Class A, Class B, and Class C Shares       0.33%                       0.28%
Administrator Class Shares                 0.25%                       0.20%
Institutional Class Shares                 0.15%                       0.10%

                                      FEE EFFECTIVE 6/26/06             CLASS-LEVEL
                                      FUND-LEVEL ADMIN. FEE              ADMIN. FEE              TOTAL ADMIN. FEE
                                                        (% OF              (% OF                                 (% OF
                                 AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                        NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B, Class C          First $5B            0.05%              0.28%            First $5B            0.33%
                                    Next  $5B            0.04%                               Next  $5B            0.32%
                                    Over $10B            0.03%                               Over $10B            0.31%
 Administrator Class                First $5B            0.05%              0.10%            First $5B            0.15%
                                    Next  $5B            0.04%                               Next  $5B            0.14%
                                    Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class                First $5B            0.05%              0.08%            First $5B            0.13%
                                    Next  $5B            0.04%                               Next  $5B            0.12%
                                    Over $10B            0.03%                               Over $10B            0.11%
 Investor Class                     First $5B            0.05%              0.45%            First $5B            0.50%
                                    Next  $5B            0.04%                               Next  $5B            0.49%
                                    Over $10B            0.03%                               Over $10B            0.48%

     Administrative Fees Paid. For the fiscal year ends indicated below, the Funds paid Funds Management the following administrative fees. The table does not contain information on the Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds because these Funds did not commence operations until June __, 2007.

                                YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                              2/28/07           2/28/06          2/28/05
Target Today Fund (Fund Level)       $             $ 44,345         $ 45,953
 Class A                             $             $108,848         $110,277

                                YEAR ENDED         YEAR ENDED         YEAR ENDED
FUND                             2/28/07             2/28/06            2/28/05
 Class B                            $               $ 47,486           $ 59,438
 Class C                            $               $ 33,499           $ 40,225
 Administrator Class                $               $ 14,481           $ 29,699
 Institutional Class                $               $  6,431           $  2,079
 Investor Class*                    $                  NA                 NA
Target 2010 Fund (Fund Level)       $               $102,300           $ 98,642
 Class A                            $               $216,369           $236,637
 Class B                            $               $ 62,215           $ 83,710
 Class C                            $               $ 14,216           $ 19,253
 Administrator Class                $               $ 83,641           $135,969
 Institutional Class                $               $ 19,802           $  8,014
 Investor Class*                    $                  NA                 NA
Target 2020 Fund (Fund Level)       $               $182,057           $160,017
 Class A                            $               $427,786           $394,275
 Class B                            $               $ 58,300           $ 79,185
 Class C                            $               $ 11,111           $ 16,789
 Administrator Class                $               $151,240           $259,067
 Institutional Class                $               $ 41,195           $ 15,411
 Investor Class*                    $                  NA                 NA
Target 2030 Fund (Fund Level)       $               $113,152           $100,248
 Class A                            $               $306,534           $292,589
 Class B                            $               $ 38,285           $ 50,753
 Class C                            $               $  8,404           $ 12,099
 Administrator Class                $               $ 81,550           $129,111
 Institutional Class                $               $ 21,492           $  8,997
 Investor Class*                    $                  NA                 NA
Target 2040 Fund (Fund Level)       $               $123,578           $119,156
 Class A                            $               $454,297           $441,242
 Class B                            $               $ 60,090           $ 90,690
 Class C                            $               $  9,704           $ 12,281
 Administrator Class                $               $ 50,936           $ 78,651
 Institutional Class                $               $ 11,421           $  4,625
 Investor Class                     $                  NA                 NA

------
*    For the one-month period ended February 28, 2007.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                                DISTRIBUTION FEES

                                              PRINTING        COMPENSATION       COMPENSATION
                                              & MAILING            TO                 TO              OTHER
FUND            TOTAL      ADVERTISING      PROSPECTUSES      UNDERWRITERS      BROKER/DEALERS      (EXPLAIN)
 TARGET TODAY
  Class B         $             $                 $                 $                  $                $
  Class C         $             $                 $                 $                  $                $
 TARGET 2010
  Class B         $             $                 $                 $                  $                $
  Class C         $             $                 $                 $                  $                $
 TARGET 2020
  Class B         $             $                 $                 $                  $                $
  Class C         $             $                 $                 $                  $                $
 TARGET 2030
  Class B         $             $                 $                 $                  $                $
  Class C         $             $                 $                 $                  $                $
 TARGET 2040
  Class B         $             $                 $                 $                  $                $
  Class C         $             $                 $                 $                  $                $

------
     For the fiscal year ended February 28, 2007, the Funds paid the Distributor the following fees for distribution-related services.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class cC and Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of the Master Trust.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                      0.0051%
       Over $85B                                       0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:

  YEAR ENDED 2/28/07        PERIOD: 4/11/2005 - 2/28/06
 PAID        RETAINED           PAID          RETAINED
 $              $             $193,095         $1,220

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

    PERIOD FROM 3/1/2005 -
          4/10/2005                    YEAR ENDED 2/28/2005
    PAID           RETAINED           PAID          RETAINED
  $24,137            $153           $528,150        $79,693

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that
(i) it will have good and marketable title to the securities received by it;
(ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

            THE DEALER REALLOWANCE FOR CLASS A SHARES IS AS FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of

WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Marketing and Shareholder Support Payments. Set forth below is a list of
     -------------------------------------------
the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

    .   401(k) Investment Services, Inc.

    .   A.G. Edwards & Sons, Inc.

    .   Ameriprise Financial Services, Inc.

    .   Bear, Stearns Securities Corp.

    .   Charles Schwab & Co., Inc.

    .   Citigroup Global Markets, Inc.

    .   CitiStreet Advisors LLC

    .   Fidelity Investments Institutional Services Company, Inc.

    .   Financial Network Investment Corp.

    .   GWFS Equities, Inc.

    .   Hewitt Financial Services, LLC

    .   ING Financial Partners, Inc.

    .   Linsco/Private Ledger Corporation

    .   Mellon Financial Markets, LLC

    .   Merrill Lynch, Pierce, Fenner & Smith Incorporated

    .   Morgan Stanley DW, Inc.

    .   MSCS Financial Services, LLC

    .   Multi-Financial Securities Corporation

    .   Pershing LLC

    .   Prudential Investment Management Services, Inc.

    .   Prudential Retirement Brokerage Services, Inc.

    .   Raymond James & Associates, Inc.

    .   RBC Dain Rauscher, Inc.

    .   UBS Financial Services Inc.

    .   Valic Financial Advisors, Inc.

    .   Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Master Trust's Board and the supervision of the Adviser, SSgA FM and Wells Capital Management are responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. Currently, the Funds do not invest directly in securities and therefore do not place orders with broker-dealers. In placing orders for the Master Portfolios, it is the policy of SSgA FM and Wells Capital Management to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While SSgA FM and Wells Capital Management generally seek reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds and Master Portfolios from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Each Master Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

     Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees SSgA FM's and Wells Capital Management's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     SSgA FM and Wells Capital Management may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Master Portfolio's transaction, give preference to a broker-dealer that has provided statistical or other research services to SSgA FM and Wells Capital Management. In selecting a broker-dealer under these circumstances, SSgA FM and Wells Capital Management will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. SSgA FM and Wells Capital Management may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, SSgA FM and Wells Capital Management is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by SSgA FM and Wells Capital Management under the advisory contracts, and the expenses of SSgA FM and Wells Capital Management will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which SSgA FM and Wells Capital Management places securities transactions for a Master Portfolio may be used by SSgA FM and Wells Capital Management in servicing its other accounts, and not all of these services may be used by SSgA FM and Wells Capital Management in connection with advising the Master Portfolios. SSgA FM and Wells Capital Management do not engage in directed brokerage practices for the Master Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when SSgA FM and Wells Capital Management deem portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Master Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Portfolios' portfolio turnover rate for the last three fiscal periods:

                     FEBRUARY 28,        FEBRUARY 28,
FUND                     2007                2006
Target Today                %                   %
Target 2010                 %                   %
Target 2030                 %                   %
Target 2040                 %                   %
Target 2050                 %                   %

     Brokerage Commissions. For the three most recent fiscal years, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      YEAR ENDED         YEAR ENDED           YEAR ENDED
FUND                    2/28/07            2/28/06             2/28/05*
 Target Today                           $  8,359.29          $ 16,753.03
 Target 2010                            $ 25,259.19          $ 32,987.31
 Target 2020                            $ 49,290.92          $ 83,377.08
 Target 2030                            $ 43,440.97          $ 51,517.48
 Target 2040                            $ 40,412.49          $ 49,940.76

     * Total commissions for the fiscal year ended February 28, 2005, increased primarily due to the benchmark changes for the fixed income portion of the Funds.

     Affiliated Brokers. For the fiscal years 2005, 2006 and 2007 the Funds did not effect securities transactions through an affiliated broker.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of February 28, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                      BROKER/DEALER                           AMOUNT
 Target Today Fund        Credit Suisse First Boston Corp           $
                          Morgan Stanley                            $
                          Bank Of America                           $
                          Bear Stearns                              $
                          Goldman Sachs & Co                        $
                          Barclays Capital Inc                      $
                          Deutsche Bank Alex Brown                  $
                          HSBC Securities                           $
                          JP Morgan Securities                      $
                          Lehman Brothers Inc                       $
 Target 2010 Fund         Credit Suisse First Boston Corp           $
                          Morgan Stanley                            $
                          Bank Of America                           $
                          Bear Stearns                              $
                          Goldman Sachs & Co                        $
                          Barclays Capital Inc                      $
                          Deutsche Bank Alex Brown                  $
                          HSBC Securities                           $
                          JP Morgan Securities                      $
                          Lehman Brothers Inc                       $

Target 2020 Fund         Credit Suisse First Boston Corp            $
                         Morgan Stanley                             $
                         Bank Of America                            $
                         Goldman Sachs & Co                         $
                         Barclays Capital Inc                       $
                         Deutsche Bank Alex Brown                   $
                         Hsbc Securities                            $
                         JP Morgan Securities                       $
                         Lehman Brothers Inc                        $
                         Bear Stearns                               $
 Target 2030 Fund        Credit Suisse First Boston Corp            $
                         Morgan Stanley                             $
                         Bank Of America                            $
                         Bear Stearns                               $
                         Goldman Sachs & Co                         $
                         Barclays Capital Inc                       $
                         Deutsche Bank Alex Brown                   $
                         Hsbc Securities                            $
                         Jp Morgan Securities                       $
                         Lehman Brothers Inc                        $
 Target 2040 Fund        Credit Suisse First Boston Corp            $
                         Morgan Stanley                             $
                         Bank Of America                            $
                         Bear Stearns                               $
                         Goldman Sachs & Co                         $
                         Barclays Capital Inc                       $
                         Deutsche Bank Alex Brown                   $
                         Hsbc Securities                            $
                         Jp Morgan Securities                       $
                         Lehman Brothers Inc                        $

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. Although, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 28, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

FUND             YEAR EXPIRES   CAPITAL LOSS CARRY-FORWARDS
  Target 2040        2012                 $

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as an RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" and at least one of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, then such straddles could be characterized as "mixed straddles," A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Portfolio acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed U.S. Treasury Regulations) in a PFIC, the Portfolio could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Portfolio will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Portfolios may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Portfolio may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income (defined below) from a Fund may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such Regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, at least 91 days during the 181-day period beginning 90 days before such date). If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Funds may be required to withhold, and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Interest-related distributions are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (I.E., a trust other than a trust where a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain distributions" are distributions attributable to a Fund's net short-term capital gain and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Under recently enacted legislation, any distribution by a Fund to a foreign shareholder that is attributable to gain from the Fund's sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of a Fund's assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund's investments in certain RICs and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and be subject to U.S. income tax at the rates applicable to U.S. persons, and also may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which a Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a "wash sale transaction"), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions.

     Even if permitted to do so, the Funds provide no assurance that will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

    .   Routine Items - Funds Management will generally vote for uncontested
        -------------
        director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

    .   Corporate Governance - Funds Management will generally vote for charter
        --------------------
        and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

    .   Anti-Takeover Matters - Funds Management generally will vote for
        ---------------------
        proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

    .   Mergers/Acquisitions and Corporate Restructurings - Funds Management's
        -------------------------------------------------
        Proxy Committee will examine these items on a case-by-case basis.

    .   Shareholder Rights - Funds Management will generally vote against
        ------------------
        proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders; or (8) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

        POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a non-money market Fund and does not include the cash investments or other derivative positions held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the WELLS FARGO ADVANTAGE FUNDS for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                  CAPITAL STOCK

     The Funds are ten series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of June __, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 25% or more of the voting securities of the Fund as a whole.

     The Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds are not included in the table below because they did not commence operations until June __, 2007.

                        5% OWNERSHIP AS OF JUNE __, 2007

FUND                                         NAME AND ADDRESS        PERCENTAGE
---------------------------------------     ------------------      ------------
Target Today Fund - Class A
Target Today Fund - Class B
Target Today Fund - Class C
Target Today Fund - Administrator Class
Target Today Fund - Institutional Class
Target Today Fund - Investor Class
Target 2010 Fund - Class A
Target 2010 Fund - Class B
Target 2010 Fund - Class C
Target 2010 Fund - Administrator Class
Target 2010 Fund - Institutional Class
Target 2010 Fund - Investor Class
Target 2020 Fund - Class A
Target 2020 Fund - Class B
Target 2020 Fund - Class C
Target 2020 Fund - Administrator Class

FUND                                         NAME AND ADDRESS        PERCENTAGE
---------------------------------------     ------------------      ------------
Target 2020 Fund - Institutional Class
Target 2020 Fund - Investor Class
Target 2030 Fund - Class A
Target 2030 Fund - Class B
Target 2030 Fund - Class C
Target 2030 Fund - Administrator Class
Target 2030 Fund - Institutional Class
Target 2030 Fund - Investor Class
Target 2040 Fund - Class A
Target 2040 Fund - Class B
Target 2040 Fund - Class C
Target 2040 Fund - Administrator Class
Target 2040 Fund - Institutional Class
Target 2040 Fund - Investor Class

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                                OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                              FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX A

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                                   APPENDIX B

     The following is a description of the underlying Indexes as listed in the "Index Methodology" section of the Funds' Prospectuses:

EQUITY COMPONENT INDEXES

 Dow Jones U.S. Large-Cap Growth Index      The Dow Jones U.S. Large-Cap Growth Index is part of a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market.
                                            The large, mid and small indexes include only companies with these respective sizes.
                                            Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and
                                            small-cap is the next 5%.

 Dow Jones U.S. Large-Cap Value Index       The Dow Jones U.S. Large-Cap Value Index is part of a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and small-cap is the next 5%.

 Dow Jones U.S. Mid-Cap Growth Index        The Dow Jones U.S. Mid-Cap Growth Index is part of a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and small-cap is the next 5%.

 Dow Jones U.S. Mid-Cap Value Index         The Dow Jones U.S. Mid-Cap Value Index is part of a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and small-cap is the next 5%.

 Dow Jones U.S. Small-Cap Growth Index      The Dow Jones U.S. Small-Cap Growth Index is part of a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and small-cap is the next 5%.

 Dow Jones U.S. Small-Cap Value Index       The Dow Jones U.S. Small-Cap Value Index is part of a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and small-cap is the next 5%.

 Dow Jones Asia/Pacific Index               The Dow Jones Asia/Pacific Developed index is equivalent to the DJ Jones World Index
                                            Ex-Americas, Ex-Europe, Ex-Emerging Markets. This portfolio index is capitalization weighted and is unhedged.

 Dow Jones Europe/Canada Index              This portfolio index is a capitalization weighted index that uses the Dow Jones Europe
                                            TMI and the Dow Jones Canada country Index as components. The index is unhedged.

FIXED INCOME COMPONENT INDEXES

 Lehman Brothers Government Bond Index      The Government Bond Index includes treasuries (i.e., public obligations of the U.S.
                                            Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

 Lehman Brothers U.S. Corporate Index       The U.S. Corporate Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the
                                            U.S. Credit and U.S. Aggregate indices. The U.S. Corporate Index was launched on
                                            January 1, 1973.

 Lehman Brothers U.S. Fixed-Rate            The U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index covers the fixed-rate
 Mortgage Backed Securities Index           agency mortgage backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is formed by grouping the universe of over 1,000,000 individual fixed-rate MBS pools into approximately 5,500 generic aggregates (although only a subset meet the index criteria due to liquidity constraints). Introduced in
                                            1986, the GNMA, FHLMC, and FNMA indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November 1982, respectively. The index is a subset of the U.S. Aggregate Index.

 Lehman Brothers Majors (ex-US) Index       The Lehman Majors Ex-US Index is the same as the Lehman Majors index, except that it excludes the US Treasury index. The Lehman Majors Ex-US Index consists of securities in the following Global Treasury indices: Canada, France, Germany, Italy, Japan,
                                            United Kingdom, Australia, Belgium, Denmark, Netherlands, Spain, and Sweden.

CASH COMPONENT INDEX

 Lehman Brothers 1-3 Month Treasury-Bill    The Lehman Brothers 1-3 Month Treasury Bill Index is the 1-3 month portion of the
 Index                                      Lehman Brothers Treasury Bill Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 100, filed
                        September 29, 2006; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.

           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        107, filed February 1, 2007.

           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

                        Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                        Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
           (10)     -   88, filed December 1, 2005.

           (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

           (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                        Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                        88, filed December 1, 2005.

           (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

           (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

           (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)                 -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

(f)                 -   Not Applicable.

(g)        (1)      -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

           (2)      -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                        Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

           (3)      -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                        Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                        and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                        100, filed October 2, 2006. Schedule 1, incorporated by reference to Post-Effective
                        Amendment No. 107, filed February 1, 2007.

(h)        (1)      -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

           (2)      -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                        Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                        11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective
                        Amendment No. 92, filed May 1, 2006.

           (3)      -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 107, filed
                        February 1, 2007.

           (4)      -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                        16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
                        Amendment No. 107, filed February 1, 2007.

                        Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated
           (5)      -   by reference to Post-Effective Amendment No. 107, filed February 1, 2007.

(i)        (1)      -   Legal Opinion, to be filed.

           (2)      -   Not Applicable.

(j)        (A)          Consent of Independent Auditors, to be filed.

(j)        (1)      -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (2)      -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (3)      -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (4)      -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (5)      -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (6)      -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (7)      -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                        Amendment No. 72, filed June 30, 2004.

           (8)      -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                        Amendment No. 90, filed March 1, 2006.

           (9)      -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                        Amendment No. 92, filed May 1, 2006.

(k)                 -   Not Applicable.

(l)                 -   Not Applicable.

(m)                 -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 107, filed February 1, 2007.

(n)                 -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed
                        April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective
                        Amendment No. 107, filed February 1, 2007.

(o)                 -   Not Applicable.

(p)        (1)      -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (2)      -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                        Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed
                        June 26, 2006.

           (3)      -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
                        2006.

           (4)      -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                        Effective Amendment No. 87, filed November 1, 2005.

           (5)      -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                        Effective Amendment No. 93, filed June 26, 2006.

           (6)      -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

                        Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
           (7)      -   Effective Amendment No. 93, filed June 26, 2006.

           (8)      -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                        Post-Effective Amendment No. 93, filed June 26, 2006.

           (9)      -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
                        Effective Amendment No. 87, filed November 1, 2005.

           (10)     -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (11)     -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
                        Amendment No. 87, filed November 1, 2005.

           (12)     -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
                        Effective Amendment No. 93, filed June 26, 2006.

           (13)     -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
                        Post-Effective Amendment No. 93, filed June 26, 2006.

           (14)     -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
                        Amendment No. 87, filed November 1, 2005.

           (15)     -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
                        Amendment No. 93, filed June 26, 2006.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                            Treasurer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Dorothy A. Peters                    Chief Compliance Officer            Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Steven R. Schneider                  Compliance Officer and              None
Wells Fargo Funds Distributor, LLC   Anti-Money Laundering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

Randy Henze                          Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Lincoln Yersin                       Director                            None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 13th day of April, 2007.

                                WELLS FARGO FUNDS TRUST

                                By: /s/ Carol J. Lorts
                                    --------------------
                                    Carol J. Lorts
                                    Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 109 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                             TITLE                            DATE
-----------------------------------   ------------------------------   --------

                  *                   Trustee
---------------------------------
Thomas S. Goho

                  *                   Trustee
---------------------------------
Peter G. Gordon

                  *                   Trustee
---------------------------------
Richard M. Leach

                  *                   Trustee
---------------------------------
J. Tucker Morse

                  *                   Trustee
---------------------------------
Olivia S. Mitchell

                  *                   Trustee
---------------------------------
Timothy J. Penny

                  *                   Trustee
---------------------------------
Donald C. Willeke

                  *                   President
---------------------------------     (Principal Executive Officer)
Karla M. Rabusch

                  *                   Treasurer                        4/13/07
---------------------------------     (Principal Financial Officer)
A. Erdem Cimen

*By: /s/ Carol J. Lorts
     --------------------
     Carol J. Lorts
     As Attorney-in-Fact
     April 13, 2007

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 13th day of April, 2007.

                                WELLS FARGO MASTER TRUST

                                By: /s/ Carol J. Lorts
                                    --------------------
                                    Carol J. Lorts
                                    Assistant Secretary